                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MERRILL LYNCH BALANCED FUND FOR
                           INVESTMENT AND RETIREMENT

                      MERRILL LYNCH CALIFORNIA MUNICIPAL
                            SERIES TRUST (2 Series)

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                         MERRILL LYNCH GROWTH FUND FOR
                           INVESTMENT AND RETIREMENT

                           MERRILL LYNCH MULTI-STATE
                               LIMITED MATURITY
                       MUNICIPAL SERIES TRUST (8 Series)

                      MERRILL LYNCH MULTI-STATE MUNICIPAL
                           SERIES TRUST (16 Series)

                     MERRILL LYNCH WORLD INCOME FUND, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                 Same as Above
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

      (4) Proposed maximum aggregate value of transaction:
- ----------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:


Notes:

  * $125 per Registrant per Investment Company Act Rule 20a-1(c) previously paid.

           MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT

           MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 SERIES)

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

            MERRILL LYNCH GROWTH FUND FOR INVESTMENT AND RETIREMENT

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
                       MUNICIPAL SERIES TRUST (8 SERIES)

          MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (16 SERIES)

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

Dear Shareholder:

  The enclosed proxy statement requests that you consider and approve (i) the election of the Board of Directors or Trustees, (ii) the selection of the independent auditors, (iii) certain changes to the fundamental investment restrictions for each of the above-referenced mutual funds (each a "Fund", which term includes the individual series of the above-listed series trusts) of which you own shares, and (iv) an amendment to the Fund's Articles of Incorporation or Declaration of Trust in connection with the implementation by the Funds of the Merrill Lynch Select Pricing SM System (the "Select Pricing System").

  As you are aware, many of the mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM"), and distributed by Merrill Lynch Funds Distributor, Inc., offer two classes of shares which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A shares") or (ii) on a deferred basis (the "Class B shares") (the "Dual Distribution System"). In order to provide additional distribution alternatives tailored more specifically to an investor's needs, the Funds, as well as all of the other mutual funds advised by MLAM or FAM that are currently operating under the Dual Distribution System, intend to implement the Select Pricing System, a new distribution system under which each Fund will offer four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund nor will the two new classes of shares have an adverse effect on the shares that are currently issued and outstanding.

  An amendment to the Articles of Incorporation or Declaration of Trust of each of the Funds is being proposed in connection with the implementation of the Select Pricing System. This amendment, as well as the election of the Boards of Directors and Trustees, the selection of independent auditors and the proposed investment restriction changes require the separate approval of the outstanding shareholders of each of the Funds. In addition, in the case of a series trust, the charter amendment and the investment restriction changes require the separate approval of each series. When we have solicited proxies in the past, you have received a proxy statement directed solely to shareholders of your Fund. Because all of the mutual funds currently operating under the Dual Distribution System intend to begin operating under the Select Pricing System, and since much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient to prepare a single "omnibus" proxy statement for use by the shareholders of all Funds having a common Board of Directors or Trustees. Specific information pertaining to your Fund is attached hereto as Exhibits A and C. If you own more than one Fund, the term "Fund" refers to each Fund in which you own shares.

  EACH SHAREHOLDER WILL VOTE ONLY ON PROPOSALS THAT APPLY TO THAT SHAREHOLDER'S FUND. SHARES OF AN INDIVIDUAL SERIES OF A SERIES TRUST WILL BE DEEMED TO BE SHARES OF A SEPARATE FUND FOR VOTING PURPOSES IN THE CASE OF PROPOSALS 3 AND 4. THE ENCLOSED PROXY CARD(S) SOLICITS YOUR VOTE ON EACH PROPOSAL AS A SHAREHOLDER OF EACH OF THE FUNDS THAT YOU OWN. YOU WILL BE SENT A SEPARATE PROXY STATEMENT AND PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES OF THE FUNDS COVERED BY THIS PROXY STATEMENT; IN ADDITION, IF YOU OWN SHARES OF OTHER MLAM-ADVISED FUNDS, YOU WILL BE SENT FOR EACH ACCOUNT IN WHICH YOU OWN SHARES AN ADDITIONAL COMBINED PROXY STATEMENT AND PROXY CARD FOR EACH GROUP OF FUNDS WITH A COMMON BOARD. EACH VOTE IS IMPORTANT; PLEASE REVIEW EACH PROXY STATEMENT CAREFULLY AND CAST YOUR VOTE ON EACH PROXY CARD YOU RECEIVE. MANAGEMENT AND THE BOARD RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL. If you have any questions, please call 1-609-282-2800.

                                           Sincerely,

                                           Arthur Zeikel
                                           President

           MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT

           MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 SERIES)

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

            MERRILL LYNCH GROWTH FUND FOR INVESTMENT AND RETIREMENT

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
                       MUNICIPAL SERIES TRUST (8 SERIES)

          MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (16 SERIES)

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                       NOTICE OF MEETINGS OF SHAREHOLDERS

                            SEPTEMBER 27, 1994

                           ------------------------

To The Shareholders:

  Notice is hereby given that Meetings of Shareholders (the "Meetings") of the above-listed mutual funds (each a "Fund", which term includes the individual series of the above-listed series trusts) advised by Merrill Lynch Asset Management, L.P. ("MLAM") and Fund Asset Management, L.P. ("FAM") will be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey, on September 27, 1994 at the time specified in Exhibit A hereto. The Meetings will be held for the following purposes:

    (1) To elect members of the Boards of Directors or Trustees to serve for an indefinite term until their successors are duly elected and qualified;

    (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year;

    (3) To consider and act upon a proposal to amend the fundamental investment restrictions of each Fund;

    (4) To consider and act upon a proposal to amend the Articles of Incorporation or Declaration of Trust of each Fund in connection with the implementation of the Merrill Lynch Select Pricing SM System (the "Select Pricing System"), a multiclass distribution system for the offer and sale of shares of the Fund (this proposal must be approved by the shareholders of both classes of the Fund voting as a single class and also by the Class B shareholders of the Fund voting as a separate class); and

    (5) To transact such other business as may properly come before the Meetings or any adjournment thereof.

  The Board has fixed the close of business on August 5, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof.

  A complete list of the shareholders of each Fund entitled to vote at each Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Fund's Meeting during ordinary business hours from and after September 6, 1994 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend your Fund's Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy, as well as any other proxies you may receive from the Funds in connection with these Meetings, and return them promptly. If you own shares of a series trust, you will vote the shares of each series as a separate Fund. Each proxy you receive from the Funds in connection with these meetings is being solicited on behalf of the Board.

                                        By Order of the Board

                                        Mark B. Goldfus


                                        Robert Harris



                                        Jerry Weiss

                                       Secretaries of the Funds

Plainsboro, New Jersey Dated: August 12, 1994

                            COMBINED PROXY STATEMENT

                           ------------------------

           MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT

           MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 SERIES)

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

            MERRILL LYNCH GROWTH FUND FOR INVESTMENT AND RETIREMENT

                   MERRILL LYNCH MULTI-STATE LIMITED MATURITY
                       MUNICIPAL SERIES TRUST (8 SERIES)

          MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (16 SERIES)

                     MERRILL LYNCH WORLD INCOME FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                            MEETINGS OF SHAREHOLDERS

                            SEPTEMBER 27, 1994

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each a "Fund", which term includes the individual series of the above-listed series trusts, and collectively, the "Funds"), to be voted at the Meeting of Shareholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on September 27, 1994 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 16, 1994.

  Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "shares", holders of shares are referred to as "shareholders", the Board of

Directors or Trustees of each of the Funds is referred to as the "Board", the directors or trustees of each Fund are referred to as "Board members", the investment adviser of each Fund is referred to as the "Investment Adviser" or "MLAM" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter". Unless otherwise indicated, MLAM and Fund Asset Management, L.P. ("FAM") are together referred to as "MLAM" and Merrill Lynch Funds Distributor, Inc. is referred to as "MLFD".

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Board, "FOR" the ratification of the selection of independent auditors to serve for the Fund's current fiscal year, "FOR" the proposal to amend the fundamental investment restrictions of the Fund and "FOR" the charter amendment in connection with the implementation of the Merrill Lynch Select Pricing SM System (the "Select Pricing System"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  The Board has fixed the close of business on August 5, 1994 (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. Shareholders of each Fund will vote as a single class, and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. As noted, with respect to Proposal 4, Class B shareholders of each Fund voting together as a separate class also will be required to approve the charter amendment. With respect to Proposals 3 and 4, if you own shares of a series trust, you will vote the shares of each series as a separate Fund.

  As of the Record Date, your Fund had outstanding the number of shares indicated in Exhibit A. To the knowledge of the Fund, no person owned beneficially more than five percent of the outstanding shares of the Fund at such date except as set forth in Exhibit A.

  The Board knows of no business other than that mentioned in Proposals 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy, as well as any other proxy sent by the Funds in connection with the Meetings, to vote in accordance with their best judgment.

                                   PROPOSAL 1

                           ELECTION OF BOARD MEMBERS

  At the Meeting, each Board member will be elected to serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the charter or until December 31 of the year in which he reaches age 72. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                    PRINCIPAL OCCUPATIONS DURING
                                     PAST FIVE YEARS AND PUBLIC
 NAME AND ADDRESS OF NOMINEE AGE          DIRECTORSHIPS(1)
 --------------------------- ---    ----------------------------
 Kenneth S.                   72 Executive Vice President and
   Axelson(1)(2).........          Director, J.C. Penney Company,
   75 Jameson Point Road           Inc., until 1982; Director, UNUM
   Rockland, Maine 04841           Corporation, Protection Mutual
                                   Insurance Company, and, until
                                   1994, Grumman Corporation and
                                   Zurn Industries, Inc., and,
                                   until 1992, Central Maine Power
                                   Company and Key Trust Company of
                                   Maine; Trustee, The Chicago Dock
                                   and Canal Trust.
 Herbert I. London(1)(2).     55 Dean, Gallatin Division of New
   113-115 University              York University from 1978 to
   Place                           1993 and Director from 1975 to
   New York, New York              1976; Professor, New York
   10003                           University since 1973; John M.
                                   Olin Professor of Humanities,
                                   New York University since 1993;
                                   Distinguished Fellow, Herman
                                   Kahn Chair, Hudson Institute
                                   from 1984 to 1985; Trustee,
                                   Hudson Naval Institute since
                                   1980; Overseer, Center for Naval
                                   Analyses from 1983 to 1993;
                                   Director, Damon Corp. since
                                   1991.

                                  PRINCIPAL OCCUPATIONS DURING
                                   PAST FIVE YEARS AND PUBLIC
 NAME AND ADDRESS OF NOMINEE AGE        DIRECTORSHIPS(1)
 --------------------------- ---  ----------------------------
 Robert R. Martin(1)(2)..     67 Chairman and Chief Executive
   513 Grand Hill                  Officer, Kinnard Investments,
   St. Paul, Minnesota             Inc. from 1990 to 1993;
   55102                           Executive Vice President, Dain
                                   Bosworth from 1974 to 1989;
                                   Director, Carnegie Capital
                                   Management from 1977 to 1985 and
                                   Chairman thereof in 1979;
                                   Director, Securities Industry
                                   Association from 1981 to 1982
                                   and Public Securities
                                   Association from 1979 to 1980;
                                   Chairman of the Board, WTC
                                   Industries, Inc. since 1994;
                                   Trustee, Northland College since
                                   1992.
 Joseph L. May(1)(2).....     65 Attorney in private practice since
   424 Church Street               1984; President, May and Athens
   Suite 2000                      Hosiery Mills Division, Wayne-
   Nashville, Tennessee            Gossard Corporation from 1954 to
   37219                           1983; Vice President, Wayne-
                                   Gossard Corporation from 1972 to
                                   1983; Chairman, The May
                                   Corporation (personal holding
                                   company) from 1972 to 1983;
                                   Director, Signal Apparel Co.
                                   from 1972 to 1989.
 Andre F. Perold(1)(2)...     42 Professor, Harvard Business School
   Morgan Hall                     since 1989 and Associate
   Soldiers Field                  Professor from 1983 to 1989;
   Boston, Massachusetts           Trustee, The Common Fund, since
   02163                           1989; Director, Quantel
                                   Investment Technology (a private
                                   United Kingdom company).
 Arthur Zeikel(1)(3).....     62 President of MLAM and its
   P.O. Box 9011                   predecessor since 1977 and Chief
   Princeton, New Jersey           Investment Officer since 1976;
   08543-9011                      President and Chief Investment
                                   Officer of FAM and its
                                   predecessor since 1977;
                                   President and Director of
                                   Princeton Services, Inc.
                                   ("Princeton Services") since
                                   1993; Executive Vice President
                                   of Merrill Lynch & Co., Inc.
                                   ("ML & Co.") since 1990;
                                   Executive Vice President of
                                   Merrill Lynch, Pierce, Fenner &
                                   Smith Incorporated ("Merrill
                                   Lynch") since 1990; Senior Vice
                                   President of Merrill Lynch from
                                   1985 to 1990; Director of MLFD.

                                                   (footnotes on next page)

- ------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Board Memberships" below.
(2)  Member of the Audit and Nominating Committee of the Board.
(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds.

  Committees and Board Meetings. The Board has a standing Audit and Nominating Committee (the "Committee"), which consists of the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

  During the Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the fiscal year and (ii) if a member, the total number of meetings of the Committee held during the fiscal year.

  Compensation of Board Members. The Investment Adviser pays all compensation of all officers of the Fund and all Board members who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Board member not affiliated with the Investment Adviser an annual fee plus a fee for each meeting attended, and the Fund also pays each member of its Committee an annual fee plus a fee for each meeting attended, together with such Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

  Merrill Lynch Investment Company Board Memberships. MLAM and FAM act as the investment adviser for more than 100 registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Messrs. Axelson, London, Martin, May and Perold are trustees or directors of Convertible Holdings, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch California Municipal Series

Trust, Merrill Lynch Consults International Portfolio, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch World Income Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., MuniEnhanced Fund, Inc., MuniYield Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield Arizona Fund II, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Michigan Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and MuniVest Pennsylvania Insured Fund.

  Officers of the Fund. Information regarding the officers of the Fund is set forth in Exhibit A. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

  Stock Ownership. As of July 29, 1994, none of the nominees held shares of the Funds except as set forth in the table below:

                                             NO. OF
 NOMINEE           FUND* AND CLASS         SHARES HELD
 -------           ---------------         -----------
 Mr. London. Growth Fund--Class A           1,078.845
             World Income--Class A          4,039.503
 Mr. May.... Balanced Fund--Class B         1,000.000
             CA Muni Bond--Class B          1,000.000
             Global Convertible--Class A      501.000
             Global Convertible--Class B      496.727
             Growth Fund--Class B           1,000.000
             NY Muni Bond--Class B          1,000.000
             World Income--Class A          1,000.000
 Mr. Perold. World Income--Class A         11,144.929
 Mr. Zeikel. Growth Fund--Class A             281.324

- ------------

* For the purposes of this table the following Funds will be referred to as follows: Merrill Lynch Balanced Fund for Investment and Retirement ("Balanced Fund"); Merrill Lynch California Municipal Bond Fund ("CA Muni Bond") a series of Merrill Lynch California Municipal Series Trust; Merrill Lynch Global Convertible Fund, Inc. ("Global Convertible"); Merrill Lynch Growth Fund for Investment and Retirement ("Growth Fund"); Merrill Lynch New York Municipal Bond Fund ("NY Muni Bond") a series of Merrill Lynch Multi-State Municipal Series Trust and Merrill Lynch World Income Fund, Inc. ("World Income").

  At the Record Date, the Board members and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer of the Fund and a member of the Board, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                                   PROPOSAL 2

                       SELECTION OF INDEPENDENT AUDITORS

  The Board, including a majority of the Board members who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  Deloitte & Touche ("D&T") acts as independent auditors for all of the Funds. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

  Representatives of the Fund's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                                   PROPOSAL 3

      PROPOSAL TO AMEND THE FUNDAMENTALINVESTMENT RESTRICTIONS OF THE FUND

  Each Fund (including the individual series of the series trusts covered by this Proxy Statement) advised by MLAM or FAM (collectively, the "MLAM Funds") has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board if it deems it in the best interest of the Fund and its shareholders to do so. In addition to investment restrictions, each of the Funds operates pursuant to investment objectives and policies, described in the Fund's Prospectus and Statement of Additional Information, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions. Generally the investment objective of a Fund is a fundamental policy of the Fund that may be changed only by shareholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until
(i) the Board of the Fund explicitly authorizes, by resolution, a change in the investment policy and (ii) the Prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure. You should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

  Investment restrictions may differ among Funds depending on prevailing regulations and the nature of the securities markets at the time the particular Fund commenced operations. As a result, similar Funds in the MLAM complex have different investment restrictions, which may disadvantage one Fund over another in the current marketplace and make administration and compliance monitoring unnecessarily difficult.

  To address this problem, MLAM has analyzed the various fundamental and non-fundamental investment restrictions of the Funds covered by this proxy statement, as well as the investment restrictions of all of the other MLAM-advised non-money market mutual funds, in light of each Fund's investment objectives and policies, and has created a set of standard fundamental and non-fundamental investment restrictions. The proposed uniform restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations ("state blue sky regulations"), help promote operational efficiencies and facilitate monitoring of compliance. Several recently created Funds in the MLAM complex operate under investment restrictions substantially similar to the proposed restrictions.

  The proposed changes to the investment restrictions are not expected to affect materially the current operations of the Funds. Although adoption of new or revised investment restrictions is not likely to have any effect on the current investment techniques employed by a Fund, it will contribute to the overall goal of uniformity and standardization, as well as provide the Fund with a greater ability to make future changes in non-fundamental investment restrictions through Board action. In this regard, the Boards propose that each Fund adopt, as described below, the uniform, updated investment restrictions.

  The proposed restrictions restate many of the fundamental and non-fundamental restrictions currently in effect for each Fund. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Fund and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

  Each Fund's current investment restrictions are set forth in Exhibit C. Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the MLAM Funds.

  Proposed Fundamental Investment Restrictions. Under the proposed fundamental investment restrictions, a Fund may not:

  1. MAKE ANY INVESTMENT INCONSISTENT WITH THE FUND'S CLASSIFICATION AS A DIVERSIFIED COMPANY UNDER THE INVESTMENT COMPANY ACT./1/

  Commentary: Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of these limitations. Certain MLAM Funds apply this diversification restriction to 100% of total assets.

  At one time, state blue sky regulations applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer. These state blue sky limitations, however, have been eliminated.

  If the uniform restrictions are approved, each Fund currently classified as "diversified" would be subject, as a matter of investment policy, to the diversification restriction described above only with respect to 75%
- ------------
/1/Not applicable to either series of Merrill Lynch California Municipal Series
   Trust, all series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, all series of Merrill Lynch Multi-State Municipal Series Trust (except the Arizona and New York series) or Merrill Lynch World Income Fund, Inc., which are non-diversified Funds.

  of its total assets. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of (i) total assets the Fund could invest in a single issuer or (ii) voting securities of a single issuer that could be held by the Fund. A Fund could, for example, invest up to 25% of its assets in a single issuer without limitation as to the percentage ownership of that issuer's outstanding securities. The primary purpose of the proposal is to give the Funds that presently have a diversification restriction with respect to 100% of their assets the same investment flexibility as MLAM Funds that have a diversification restriction with respect to 75% of their assets, as well as to enable the Funds to comply with any future changes in applicable law regarding diversification requirements without incurring the costs of soliciting a shareholder vote. The Internal Revenue Code of 1986, as amended (the "Code") contains its own, less restrictive, diversification requirements in order for a fund to qualify as a "regulated investment company". The MLAM Funds will continue to comply with the Code diversification requirements.

  2. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES)./2/

  Commentary: The proposed restriction, which addresses concentration in a particular industry, is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently do not exclude explicitly the U.S. Government, its agencies and instrumentalities from the definition of "industry". However, such entities have not been considered to constitute "industries" for purposes of concentration, and therefore explicit reference to such entities in the proposed restriction does not change a MLAM Fund's concentration policy. In addition, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

- -----------
/2/A MLAM Fund that concentrates in a particular industry (i.e., more than 25%) will continue to use its present concentration restriction. A typical restriction in this regard reads as follows:

    The Fund will not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the [name of industry].

  None of the Funds covered by this proxy statement concentrate in a particular industry.

  3. MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

  Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently include the restriction in their non-fundamental, rather than their fundamental, investment restrictions. Certain MLAM Funds that invest on an international basis go on to state in this restriction that investment by the Funds in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. This language, which is considered by those MLAM Funds to be explanatory in nature, will continue to be set forth in the investment restrictions.


  4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT A FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

  Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for each MLAM Fund, except that certain MLAM Funds in accordance with state blue sky regulations also prohibit investment in real estate limited partnerships and/or real estate mortgage loans in the fundamental restriction. Prohibition on investments in real estate limited partnerships is required under current applicable law, however such law does not require this restriction to be fundamental. Accordingly, under the proposed uniform restrictions, investment in real estate limited partnerships is prohibited in non-fundamental investment restriction (g) to provide the flexibility to the Board to modify the restriction in response to future changes in applicable law without incurring the expense of a shareholder vote. Prohibition on investment in real estate mortgage loans is not required under current applicable law and, accordingly, has been deleted from the proposed restriction.

  In addition, the applicable restrictions currently in effect for certain MLAM Funds do not contain any exception to the general prohibition on investments in real estate. The proposed restriction clarifies that these Funds have the flexibility, consistent with other MLAM Funds to invest in securities secured by real estate or issued by companies investing in real estate, such as real estate investment trusts.

  5. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER, PASS-THROUGH INSTRUMENTS, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES, REPURCHASE AGREEMENTS OR ANY SIMILAR INSTRUMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND

EXCEPT FURTHER THAT THE FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE GUIDELINES SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

  Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for each MLAM Fund. Certain MLAM Funds address loans to other persons and securities lending in two separate restrictions. A Fund may, as an investment policy, restrict investment in the instruments specifically permitted in the exception beyond the limitations set forth in the proposed restriction.

  Each MLAM Fund is permitted to engage in securities lending but the MLAM Funds have a variety of different investment restrictions in this regard. For example, certain MLAM Funds have a fundamental investment restriction limiting securities lending to less than 20% of total assets. In addition to investment restrictions, certain MLAM Funds have imposed limitations on securities lending as an investment policy.

  Applicable law generally permits the lending of a Fund's portfolio securities in an amount up to 33 1/3% of the Fund's total assets, provided that such loans are made in accordance with prescribed guidelines which typically are set forth in the Statement of Additional Information of the Fund. Each Fund will continue to be subject to the lending limitations set forth as an investment policy in its Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Fund and its shareholders and the Prospectus of the Fund is amended.

  6. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

  Commentary: Certain MLAM Funds currently limit the extent to which the Fund may issue senior securities, while other MLAM Funds have no restriction on the issuance of senior securities. The proposed restriction substitutes instead a limitation on the issuance of senior securities based upon applicable law.

  Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Fund's total assets when the loan is made.

  Certain other investment techniques, which involve leverage or establish a prior claim to the Fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Fund can issue senior securities is governed by applicable law, must be set forth in the Fund's Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

  Investments in interest rate swaps, to the extent permitted, are not treated as senior securities so long as the Fund segregates high-grade liquid debt securities with the Fund's custodian in an amount equal to any net payments required to be made on the swaps.

  7. BORROW MONEY, EXCEPT THAT (I) THE FUND MAY BORROW FROM BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION WITH HEDGING TRANSACTIONS, SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

  Commentary: Each MLAM Fund has one or more express limitations on various forms of borrowing, a number of which are more restrictive than the limitations set forth in the proposed restriction. For example, a number of MLAM Funds limit borrowings to 5% of total assets. To the extent the Fund's investment policies, as stated in the Fund's Prospectus and Statement of Additional Information, include a limitation on borrowing, or on the pledging of assets to secure borrowings, that is more restrictive than the restrictions in proposed restriction (7), the Fund will continue to be limited by such investment policy on a non-fundamental basis unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended. Moreover, if a Fund intends to borrow from a bank or to offer debt securities privately as part of its investment policies, it will so state in its Prospectus. If the Fund limits borrowing to 5% of total assets, a statement to that effect in the Prospectus will suffice. On the other hand, if the Fund intends as an investment policy to engage in a higher level of borrowing for investment purposes, additional disclosure with respect to the purposes of such borrowing and the consequences of leverage will be included in the Fund's Prospectus and Statement of Additional Information.

  With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that a Fund may obtain such short term credit as necessary for the clearance of transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (9) below, without regard to this prohibition.

  8. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933 IN SELLING PORTFOLIO SECURITIES.

  Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each Fund.

  9. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

  Commentary: Certain MLAM Funds prohibit investment in commodities; others have no restriction on investment in commodities. Under the Investment Company Act, a Fund must state its policy relating to the purchase and sale of commodities. In general, the MLAM Funds currently do not anticipate investment directly in tangible commodities other than currency and would be greatly restricted from making such direct investments by the current provisions of the Federal tax laws; however, the Funds may invest in financial instruments linked to commodities as described below. Adoption of the proposed uniform restrictions will enable a Fund to invest in commodities only in accordance with applicable law and with the Fund's investment policies as stated in the Fund's Prospectus and Statement of Additional Information.

  The MLAM Funds have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

  Regulations of the Commodity Futures Trading Commission applicable to the Funds provide that futures trading activities, as described in a Fund's Prospectus and Statement of Additional Information, will not result in the Fund being deemed a "commodity pool operator" as defined under such regulations if the Fund adheres to certain restrictions. In particular, a MLAM Fund that may, as a matter of investment policy, purchase and sell futures contracts and options thereon may do so (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of such Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. In addition, certain of the MLAM Funds may invest in securities whose potential investment returns are based on the change in value of specific commodities.

  Subject to review by state blue sky regulators, and if approved by the shareholders, the above-listed restrictions will replace the fundamental investment restrictions for each Fund and, accordingly, will become the only fundamental investment restrictions under which each Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Shares of each series of a series trust will vote on amending the investment restrictions, as described herein, as a separate Fund.

  Proposed Non-Fundamental Investment Restrictions. The Boards have adopted the following non-fundamental investment restrictions, subject to approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

  Under the proposed non-fundamental investment restrictions, each Fund may not:

  A. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

  Commentary: A number of MLAM Funds currently state a restriction relating to securities of other investment companies as a fundamental, rather than a non-fundamental, restriction. In addition, a number of the restrictions currently in effect set forth specifically the applicable law. Applicable law currently allows a Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

  Certain state blue sky regulations have excepted from the prohibition on purchases of securities of other investment companies purchases made in connection with a plan of merger, consolidation, reorganization, or acquisition, or purchases made in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission, is involved. This restriction is no longer required and has therefore been deleted from the proposed restriction.

  B. MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW.

  Commentary: In a short sale, an investor sells a borrowed security and has a corresponding obligation to "cover" by delivering at a later date the identical security. In a short sale "against the box", an investor sells the securities short while either owning the same securities in the same amount or having the right to obtain securities to cover through, for example, the investor's ownership of warrants, options, or convertible securities. Certain MLAM Funds currently prohibit short sales under any circumstances; others are specifically authorized to engage in short sales "against the box".

  Under current applicable law, short sales are considered to involve the creation of senior securities. A Fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with SEC guidelines which are described in the Fund's Prospectus. In addition, under the current blue sky laws of a certain state, Funds that sell short are limited so that the dollar amount of short sales at any one time may not exceed 25% of the net equity of the Fund and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any issuer.

  Short sales "against the box" are not considered speculative sales and do not create senior securities. Funds that are not specifically authorized to engage in short sales "against the box" have not considered short sales "against the box" to be short sales for purposes of their investment restrictions. None of the Funds covered by this Proxy Statement currently have the authority to make short sales.

  The majority of the MLAM Funds, as a matter of investment policy, do not enter into short sales of any kind. If the proposed investment restrictions are adopted, the MLAM Funds that currently are authorized to make short sales will continue to have that ability within the confines of applicable law; the MLAM Funds that are not currently authorized to make short sales will not make short sales unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

  C. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 15% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF [DIRECTORS OR TRUSTEES] OF THE FUND HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

  Commentary: Certain MLAM Funds limit investment in restricted and illiquid securities to 5% or 10% of Fund assets. Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a Fund is required to limit its investments in securities deemed illiquid to 15% of the Fund's net assets.

  Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. The types of securities that will be considered illiquid will vary over time based on changing market conditions and regulatory interpretations.

  In accordance with the most restrictive state blue sky regulations currently in effect, a Fund whose shares are registered or qualified for sale in such state may invest no more than 10% of its total assets in illiquid securities. It is possible that such state interpretation will be relaxed in the future to enable a Fund to invest up to 15% of its total assets in illiquid securities. In addition, certain states consider investment of more than 5% of a Fund's total assets in illiquid securities to be speculative and require special disclosure in a Fund's Prospectus with respect thereto.

  Under current SEC interpretations, a Fund may purchase, without regard to the foregoing 10% (or 15%) limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("Rule 144A Securities"). Certain MLAM Funds do not permit the Board the discretion to invest in Rule 144A Securities.

  The proposed investment restriction would increase the Funds' flexibility with respect to the amount of securities deemed illiquid in which the Fund may invest up to the current SEC limit, assuming that the Fund is not otherwise limited with respect to investment in illiquid securities. A Fund, in its Prospectus and Statement of Additional Information, may limit investment in illiquid securities to a percentage of less than 15%, pursuant to state blue sky regulations or for other reasons.

  Current applicable law does not require a Fund to state its limitation on investment in illiquid securities as a fundamental policy; however, a number of MLAM Funds currently state their limitations on illiquid securities as a fundamental, rather than a non-fundamental, restriction.

  D. INVEST IN WARRANTS IF, AT THE TIME OF ACQUISITION, ITS INVESTMENTS IN WARRANTS, VALUED AT THE LOWER OF COST OR MARKET VALUE, WOULD EXCEED 5% OF THE FUND'S TOTAL ASSETS; INCLUDED WITHIN SUCH LIMITATION, BUT NOT TO EXCEED 2% OF THE FUND'S TOTAL ASSETS, ARE WARRANTS WHICH ARE NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR AMERICAN STOCK EXCHANGE OR A MAJOR FOREIGN

EXCHANGE. FOR PURPOSES OF THIS RESTRICTION, WARRANTS ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES MAY BE DEEMED TO BE WITHOUT VALUE./3/

  Commentary: Certain MLAM Funds currently prohibit investment in warrants; others impose limitations that are as restrictive or more restrictive than the proposed restriction. If a Fund is otherwise authorized to invest in warrants as a matter of investment policy, such Fund will now be subject to the limitation set forth in proposed non-fundamental investment restriction (d). A Fund that is currently prohibited from investing in warrants as a matter of investment policy will not invest in warrants unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

  E. INVEST IN SECURITIES OF COMPANIES HAVING A RECORD, TOGETHER WITH PREDECESSORS, OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION, IF MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES OR OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

  Commentary: The proposed restriction, which addresses investment by a Fund in "unseasoned issuers", is in substance identical to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

  Restrictions on unseasoned issuers are determined primarily by state blue sky regulations. While several states have more lenient restrictions concerning investment in the securities of unseasoned issuers (i.e., up to 15%), the most restrictive state limitation is currently 5%. Applicable state blue sky regulations do not require that entities with less than three years of continuous operation that issue mortgage-backed securities, asset-backed securities or obligations supported by the U.S. Government, its agencies or instrumentalities be included in the definition of "unseasoned issuers". There is no federal limitation concerning investment in unseasoned issuers.

  F. PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF THOSE INDIVIDUAL OFFICERS AND DIRECTORS OF THE FUND, THE OFFICERS AND GENERAL PARTNER OF THE INVESTMENT ADVISER, THE DIRECTORS OF SUCH GENERAL PARTNER OR THE OFFICERS AND DIRECTORS OF ANY SUBSIDIARY THEREOF EACH OWNING BENEFICIALLY MORE THAN ONE-HALF OF ONE PERCENT OF THE SECURITIES OF SUCH ISSUER OWN IN THE AGGREGATE MORE THAN 5% OF THE SECURITIES OF SUCH ISSUER.
- ------------
/3/To the extent that a MLAM Fund has broader authority to invest in warrants, it will continue to be subject to its present restriction. None of the Funds covered by this Proxy Statement presently has broader authority to invest in warrants.

  Commentary: The proposed restriction, which addresses investment by a Fund in securities of an issuer in which management of the Fund owns shares, is in substance similar to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction.

  Restrictions on these types of investments are determined primarily by state blue sky regulations. Certain MLAM Funds' current investment restrictions apply to the Investment Adviser or any "affiliate" thereof, which would make the restriction applicable to ML & Co. and any entity controlled by ML & Co. The proposed restriction reflects currently applicable law and applies only to MLAM and certain affiliates.

  G. INVEST IN REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR EXPLORATION OR DEVELOPMENT PROGRAMS, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES ISSUED BY COMPANIES THAT ENGAGE IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT ACTIVITIES.

  Commentary: Restrictions with respect to these types of investments are determined primarily by state blue sky regulations. The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund; however, a number of MLAM Funds state this restriction, in whole or in part, as a fundamental, rather than a non-fundamental, restriction.

  H. WRITE, PURCHASE OR SELL PUTS, CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF, EXCEPT TO THE EXTENT PERMITTED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

  Commentary: The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund authorized to engage in these types of transactions, except that certain MLAM Funds impose specific percentage limitations in the investment restriction on the investments. A number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

  If the proposed restrictions are approved, MLAM Funds that currently are authorized to engage in puts, calls, straddles, spreads and combinations thereof will be subject to the proposed restriction and will continue to engage in such transactions to the extent set forth in the Fund's Prospectus and Statement of Additional Information. MLAM Funds that are not currently authorized to engage in these types of transactions would not be permitted to engage in such transactions unless and until the Board determines to establish an investment policy in this regard and the Fund's Prospectus is amended.

                           ------------------------
  Elimination of Investment Restrictions on Eligible Securities for Municipal Bond Funds. Each of the Funds covered by this Proxy Statement which invest primarily in municipal bonds currently is subject to a fundamental investment restriction that such Fund may not purchase any securities other than securities referred to in the investment objective and policies section of the Prospectus of the Fund. Under the proposed uniform investment restrictions, this restriction is eliminated. The elimination of this restriction is not considered to be significant because the Prospectuses of the Funds generally contain broad definitions of eligible tax-exempt securities. The investment objective of each of the Funds will continue to be a fundamental policy changeable only by shareholder vote. Generally the investment objective of each such Fund specifies that the Fund will seek to provide shareholders with income exempt from Federal income taxes and, in the case of state-specific funds, income exempt from income tax of the relevant state. Such investment objective mandates significant investment in tax-exempt securities. Interpretations by the staff of the SEC require that under normal market conditions tax-exempt funds be at least 80% invested in tax-exempt securities and, if state specific, at least 65% invested in the tax-exempt securities of the relevant state. Accordingly, any change in the fundamental investment objective of such Funds will require shareholder approval.

  Elimination of Restrictions Applicable to Foreign Securities. Investment restrictions relating to investment in foreign securities have been eliminated in the proposed uniform restrictions. Certain MLAM Funds that commenced operations more than 10 years ago were required by state blue sky regulations then in effect to include an investment restriction limiting or prohibiting investment in foreign securities. More recently, funds are no longer required to state this policy as an investment restriction but instead include investment policies with respect to foreign securities in their Prospectuses and Statements of Additional Information.

                                   PROPOSAL 4

                 APPROVAL OR DISAPPROVAL OF A CHARTER AMENDMENT
                    IN CONNECTION WITH THE IMPLEMENTATION OF
                   THE MERRILL LYNCH SELECT PRICINGSM SYSTEM

DESCRIPTION OF THE SELECT PRICING SYSTEM

  General. In 1988, MLAM developed a two-class distribution system pursuant to which investors may choose to purchase Class A shares of a Fund with a front-end sales charge or Class B shares with a contingent deferred sales charge ("CDSC") and ongoing distribution fees (the "Dual Distribution System"). The Dual Distribution System was among the first in the mutual fund industry to offer investors alternative sales charge arrangements within the same Fund.

  On April 12, 1994, the SEC issued an exemptive order permitting certain MLAM-advised mutual funds to issue multiple classes of shares (the "Order"). The Order permits each Fund to create an unlimited number of classes of shares to expand the types of sales charge arrangements available to Fund investors without otherwise affecting investment in the Fund. In this regard, the Funds intend to implement the Select Pricing System, under which eligible investors may choose from different sales charge alternatives in four classes of shares.

  At its meeting held August 3, 1994, the Board approved the manner in which shares of each class will be offered and sold under the Select Pricing System, as described in detail below. The specific amounts of the sales charges and account maintenance and distribution fees for each Fund are set forth in Exhibit A. Although the Funds currently intend to implement the Select Pricing System as described herein, changes may be made to the distribution arrangements of any class at any time; however, changes will not be made to the terms of the Select Pricing System as it applies to any Fund unless and until
(i) the Board of the Fund explicitly authorizes, by resolution, any change in the terms and (ii) the Prospectus of the Fund is amended to reflect the change. Changes to the Select Pricing System ordinarily would not require a vote of the shareholders of a Fund, except in certain circumstances necessitating a charter amendment or in which fees paid by existing shareholders pursuant to Rule 12b-1 under the Investment Company Act ("Rule 12b-1") are increased.

  Upon implementation of the Select Pricing System, (i) each holder of Class A shares will continue to hold Class A shares except that Class A shares of nine MLAM-advised Funds will be redesignated Class D (see "Redesignation of Shares of Certain MLAM-Advised Funds" below) and (ii) each holder of Class B shares will continue to hold Class B shares except that Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. will be redesignated Class C shares and certain Class B shares will convert to Class D shares pursuant to the conversion feature of the Class B shares (see "Redesignation of Shares of Certain MLAM-Advised Funds" and "Class B" below). The Class A and Class B shares held after the implementation of the Select Pricing System will have the rights, privileges and features described herein. Any holder may, prior to the implementation of the Select Pricing System, exchange or redeem his shares in accordance with the rights, privileges, designations and preferences currently in effect.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Select Pricing System, followed by a more detailed description of each class.


                                    ACCOUNT
               SALES              MAINTENANCE       DISTRIBUTION        CONVERSION
  CLASS        CHARGE                 FEE               FEE               FEATURE
- ------------------------------------------------------------------------------------
    A*     Maximum 5.25%               No                No                 No
             front-end
               sales
              charge**
- ------------------------------------------------------------------------------------
    B         CDSC for              Maximum           Maximum            B shares
           periods of up              0.25%             0.75%          convert to D
            to 4 years,                                                   shares
            at a maximum                                               automatically
            rate of 4.0%                                                   after
             during the                                                 Conversion
            first year,                                                   Period
             decreasing
           1.0% annually
               to 0.0%
- ------------------------------------------------------------------------------------
    C      1.0% CDSC for            Maximum           Maximum               No
              one year                0.25%             0.75%
- ------------------------------------------------------------------------------------
    D      Maximum 5.25%            Maximum              No                 No
             front-end                0.25%
               sales
              charge**


- ------------
*    Offered only to eligible investors. See "Class A" below.
** Certain Class A and Class D purchases will be subject to a maximum 1.0% CDSC for one year. See "Class A" and "Class D" below.

Class A: Class A shares will be sold subject to a front-end sales charge and will bear no ongoing distribution or account maintenance fees. For most Funds, the front-end sales charge on purchases of Class A shares under the Select Pricing System will be lower than the front-end sales charge currently imposed on Class A shares. Class A shares will be offered to a limited group of investors. Investors that currently own Class A shares of a Fund in an account will be entitled to purchase additional Class A shares of that Fund in that account. Class A shares also will be offered to certain retirement plans. In addition, Class A shares will be offered to directors and employees of ML & Co. and its subsidiaries, Board members and members of the Boards of other MLAM-advised mutual funds and participants in certain investment programs. Class A shares also will be issued on reinvestment of dividends paid on Class A shares.

    Exchange Privilege. THE EXCHANGE PRIVILEGE FOR CLASS A SHAREHOLDERS WILL BE MODIFIED UNDER THE SELECT PRICING SYSTEM MAKING IT MORE RESTRICTIVE THAN PRESENTLY EXISTS. Under the Select Pricing System, Class A shareholders may exchange Class A shares of one Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second Fund in his account in which the exchange is made at the time of the exchange. If the Class A shareholder wants to exchange his Class A shares for shares of a second Fund, and the shareholder does not hold Class A shares of the second Fund in his account at the time of the exchange, the shareholder will receive Class D shares of the second Fund as a result of the exchange. Class A or Class D shares may be exchanged for Class A shares of a second Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Fund in the account in which the exchange is made.

    For example, a shareholder owns 50 Class A shares of Merrill Lynch Basic Value Fund, Inc. ("Basic Value") and 50 Class A shares of Merrill Lynch World Income Fund, Inc. ("World Income") in his personal account and 50 Class A shares of Merrill Lynch Pacific Fund, Inc. ("Pacific") in his individual retirement account ("IRA"). In his personal account, the shareholder eliminates his position in Basic Value by exchanging 25 shares of Basic Value for shares of equivalent value of World Income and 25 shares of Basic Value for shares of equivalent value of Pacific. The shareholder will receive Class A shares of World Income, because he holds World Income Class A shares in his personal account at the time of the exchange, and he will receive Class D shares of Pacific, because although he owns Pacific Class A shares, he does not hold them in his personal account. Similarly, if the shareholder decides to exchange back into Basic Value, he will receive Class D shares, because he no longer holds Class A shares of Basic Value in his personal account.

    In his IRA, if the investor decides to exchange 25 Class A shares of Pacific for shares of equivalent value of Merrill Lynch Fund for Tomorrow, Inc. ("Fund for Tomorrow"), he will receive Class D shares of Fund for Tomorrow, because he holds no Class A shares of Fund for Tomorrow in his IRA. If he decides, however, to exchange back into Pacific, he can receive Class A shares of Pacific as long as he still holds any Class A shares of Pacific in his IRA at the time of the exchange.

    Class A shareholders also may exchange Class A shares for shares of certain MLAM-advised money market funds. For further information regarding the Select Pricing System exchange privilege, see "Exchange Privilege" below.

    Reduced initial sales charges. Class A investors may qualify for reduced initial sales charges through a right of accumulation taking into account an investor's holdings of all classes of all MLAM-advised Funds. See "Right of Accumulation" below. Under a right of accumulation, certain Class A shareholders who purchase or accumulate Class A shares, together with Class B, Class C and Class D shares, of any MLAM-advised Funds which aggregate at least $1 million also qualify to add to their investment in Class A shares of a Fund without the imposition of a front-end sales charge. Although these investors will not be subject to a front-end sales charge, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

    Redesignation of Class A Shares. Class A shares outstanding on the date of the implementation of the Select Pricing System (the "Implementation Date") that are subject to ongoing account maintenance fees automatically will be redesignated Class D shares. None of the Funds covered by this Proxy Statement currently have Class A shares that will be redesignated as Class D shares on the Implementation Date. The redesignation of the Class A shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class B: Class B shares will be sold on a deferred sales charge basis. Class B shares do not incur a front-end sales charge, but they are subject to a maximum ongoing 0.25% account maintenance fee, an ongoing distribution fee and a CDSC for periods of up to four years.

    Conversion of Class B Shares to Class D Shares. After a set time period (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once a month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding.

    In general, Class B shares of equity Funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. Specific Conversion Periods for each Fund are set forth in Exhibit A. If during the Conversion Period a shareholder exchanges Class B shares with a ten-year Conversion Period for Class B shares with an eight-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired. The Conversion Period for certain retirement plans will be modified as described under "Proposed Charter Amendment--Class B Retirement Plans" below.

    The Class B distribution fee is subject to the limitations on asset-based sales charges imposed by the National Association of Securities Dealers, Inc. (the "NASD"), as voluntarily modified by MLFD. See "Limitations on Asset-Based Sales Charges" below.

    Exchange Privilege. Class B shareholders may exchange Class B shares of the Fund for Class B shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

    Redesignation of Class B Shares. Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. outstanding on the Implementation Date automatically will be redesignated Class C shares. This redesignation of Class B shares to Class C shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class C: Class C shares will not incur a front-end sales charge when purchased, but Class C shares are subject to a maximum ongoing 0.25% account maintenance fee and an ongoing distribution fee. In the case of fixed income Funds, the Class C distribution fees will be different from the Class B distribution fees of a particular Fund. In the case of equity Funds, Class C distribution fees will equal Class B distribution fees. Class C shares are sold subject to a CDSC of 1.0% for one year. The Class C distribution fee will be charged indefinitely subject to approval of the continuance of the Fund's Class C Distribution Plan pursuant to Rule 12b-1 and the limitations on asset-based sales charges imposed by the NASD. See "Limitations on Asset-Based Sales Charges" below.

    Exchange Privilege. Class C shareholders may exchange Class C shares of the Fund for Class C shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

Class D: Class D shares will be sold subject to a front-end sales charge which will be identical to the front-end sales charge imposed on Class A shares under the Select Pricing System. Class D shares are charged a maximum ongoing 0.25% account maintenance fee but are not subject to an ongoing distribution fee.

    Reduced Initial Sales Charges. Class D investors may qualify for reduced initial sales charges through a right of accumulation taking into account each investor's holdings in Class A, Class B, Class C and Class D shares of any MLAM-advised Fund. See "Right of Accumulation" below. Under a right of accumulation, certain investors who purchase or accumulate at least $1 million in Class A, Class B, Class C and/or Class D shares of any MLAM-advised Funds will not be subject to a front-end sales charge upon the purchase of Class D shares; however, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

    Exchange Privilege. Class D shareholders may exchange Class D shares of one Fund for Class D shares of any MLAM-advised mutual fund. If the shareholder holds any Class A shares of the second Fund in his account at the time of the exchange, he may exchange Class D shares for Class A shares of the second Fund. Class D shareholders also may exchange Class D shares of the Fund for shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

    Class D shares also will be issued upon conversion of Class B shares after the Class B Conversion Period, as more fully described below.

  MLAM developed the Dual Distribution System to provide investors with the alternative within the same Fund of purchasing shares pursuant to either the front-end sales charge method or the deferred sales charge method. The Select Pricing System was developed to expand the alternatives available under the Dual Distribution System by providing investors with additional distribution alternatives. These alternative sales arrangements permit the investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

  Front-End Sales Charge Alternatives. Investors who prefer a front-end sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the front-end sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced front-end sales charges may find the front-end sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial front-end sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Funds, those previously purchased Class A shares, as well as any Class B, Class C or Class D shares acquired, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new front-end sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the front-end sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The benefit of an initial sales charge waiver for investors who purchase at least $1 million in Class A, Class B, Class C or Class D shares of any MLAM-advised Funds may be offset to the extent the shareholder must pay a CDSC on shares redeemed in less than one year.

  Deferred Sales Charge Alternatives. Investors that do not qualify for a reduction of front-end sales charges may prefer the deferred sales charge alternatives, because while Class A and Class D initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution charges potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after the Conversion Period and thereafter will be subject to significantly lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. In making this decision, Class B purchasers will take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the Conversion Period and thereby take advantage of the reduction in ongoing fees. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their funds invested initially and they are uncertain as to the amount of time they intend to hold the shares. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, Class B shares are further limited under a MLFD voluntary waiver of asset-based sales charges. See "Limitations on Asset-Based Sales Charges" below.

                           ------------------------

  Each Class A, Class B, Class C and Class D share of a Fund will represent identical interests in the investment portfolio of the Fund and have the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fee and Class B and Class C shares also bear the expenses of the ongoing distribution fee and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B, Class C and Class D shares have exclusive voting rights with respect to the distribution plan adopted pursuant to Rule 12b-1 applicable to each respective class. Each class also has different exchange privileges. The deferred sales charges that are imposed on Class B and Class C shares will be imposed directly and respectively against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

  The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund. Outstanding shares will not be subject to any charge as a result of the reclassification. Two new and separate classes will be added, having no adverse effect on the shares that are issued and outstanding; however, the creation of Class D will provide a significant benefit to Class B shareholders as described herein.

  Exchange Privilege. As previously stated, investors who hold Class A shares of a Fund in an account will be entitled, subsequent to the Implementation Date, to purchase additional Class A shares of that Fund in that account only. Current Class A shareholders that do not qualify to purchase Class A shares under the Select Pricing System and wish to exchange their Class A shares for shares of a second Fund will receive Class A shares of that Fund only if such shareholder owned Class A shares of the second Fund on the date of the exchange. Otherwise, shareholders that do not qualify to purchase Class A shares under the Select Pricing System will receive Class D shares in exchange for Class A shares after the Implementation Date. Investors will have the right to exchange Class D shares for Class A shares of any Fund held in the account, provided that Class A shares of the Fund acquired in the exchange are held in the account at the time of the exchange.

  Class A and Class D shares also will be exchangeable for shares of certain money market funds specifically designated as available for exchange by holders of Class A or Class D shares. The period of time that Class A or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed in connection with a reduced initial sales charge purchase.

  Class B and Class C shares will be exchangeable only with shares of the same class of other mutual funds advised by MLAM as well as certain money market funds specifically designated as available for exchange by holders of Class B or Class C shares. The period of time that Class B or Class C shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC for Class B or Class C shares or the Conversion Period for Class B shares.

  Right of Accumulation. Under the Select Pricing System, reduced sales charges will be applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then net asset value or cost, whichever is higher, of the purchaser's combined holdings of Class A, Class B, Class C and Class D shares of the Fund and of any other Fund with an initial sales charge for which MLFD is the distributor.

  Redesignation of Shares of Certain MLAM-Advised Funds. The following nine Funds currently offer Class A shares subject to an account maintenance fee:
Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. In order to continue the same sales charge and account maintenance fee arrangements on these Class A shares, on the Implementation Date, Class A shares of those Funds will be automatically redesignated Class D shares. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class A shares will be in Class D shares.

  Outstanding Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth"), which currently are subject to the same CDSC, account maintenance fee and distribution fee as Class C shares will be under the Select Pricing System, will be automatically redesignated Class C shares on the Implementation Date. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class B shares of Fundamental Growth will be in Class C shares.

  Redesignation of shares of any Fund in connection with the implementation of the Select Pricing System will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  Limitations on Asset-Based Sales Charges. Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD. As applicable to the Funds, the NASD rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B or Class C shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The maximum allowable payments under the NASD rule is referred to as the "NASD maximum". Aggregate distribution fee payments on Class C shares will be limited in accordance with the NASD maximum.

  With respect to Class B shares, MLFD has agreed voluntarily to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to MLFD (referred to as the "Class B voluntary maximum") is 6.75% of eligible gross sales. MLFD retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the Class B voluntary maximum, in the case of Class B shares, or the NASD maximum, in the case of Class C shares, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to MLFD; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the Class B voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD maximum will not be made.

PROPOSED CHARTER AMENDMENT

  On August 3, 1994, the Board approved the Select Pricing System and a related amendment to the Fund's charter. The proposed amendment to the charter, among other things, will enable each Fund to institute the Class B to Class D automatic conversion feature which is integral to the implementation of the Select Pricing System. In addition, while the Fund's charter permits the Board to reclassify unissued shares into additional classes, the proposed amendment to the Fund's charter also will permit the Board to institute automatic conversion features with respect to all classes by reclassifying issued shares of the Fund into additional classes at a future date.

  Class B Retirement Plans. Certain shareholders of the Fund purchased Class B shares through retirement plans. These purchases qualified for a waiver of the CDSC normally imposed on purchases of Class B shares under exemptive orders and a no-action letter granted by the SEC. Retirement plans holding Class B shares purchased without a CDSC are herein referred to as "Class B Retirement Plans." Since these Class B shares were sold without a CDSC, there was heretofore no reason to track the length of time that such shares were held, and therefore Class B Retirement Plan shares cannot be converted to Class D shares in the same manner as other Class B shares.

  To ensure that both the Class B Retirement Plan shareholders and the other Class B shareholders are treated fairly under the Select Pricing System, the proposed charter amendment provides that rather than imposing the usual Class B Conversion Periods which apply to the shares, a ten-year Conversion Period will be applied to each Class B Retirement Plan. After the Implementation Date, the Class B Retirement Plans will continue to purchase Class B shares without a CDSC. When the first share purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between the Funds and the plan was established), all Class B shares of all Funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate Funds.

  Text of Proposed Charter Amendment. Each Fund's state of organization is set forth in Exhibit A. With respect to the Funds that are Maryland corporations, the charter will be amended to add the following provision:

    The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"), (b) the manner in which the time for such Holding Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s) (the "First Holding Period Prospectus"), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued; and provided, further, that, subject to the first sentence of this section, with respect to holders of the Corporation's Class B shares issued prior to the date of the Corporation's First Holding Period Prospectus, the Holding Period shall be ten (10) years for retirement plan (as recognized by the Internal Revenue Code of 1986, as amended from time to time) holders of issued Class B shares purchased without a contingent deferred sales charge (a "CDSC-Waived Retirement Plan") and shall be the Holding Period set forth in the Corporation's First Holding Period Prospectus, for all other holders of issued Class B shares; Class B shares held by a CDSC-Waived Retirement Plan shall be reclassified to Class D shares in the month following the month in which the first Class B share of any mutual fund advised by Merrill

  Lynch Asset Management, L.P., Fund Asset Management, L.P., or their affiliates or successors, held by such CDSC-Waived Retirement Plan has been held for the ten (10) year Holding Period established by the Corporation's Board of Directors for such CDSC-Waived Retirement Plan Class B shareholder; and the Class B shares of every shareholder other than CDSC-Waived Retirement Plans shall be reclassified to Class D shares in the month following the month in which such shares have been held for the Holding Period established by the Corporation's Board of Directors for shareholders other than CDSC-Waived Retirement Plans in the Corporation's First Holding Period Prospectus.

  With respect to the Funds that are Massachusetts business trusts, certain sections of the charters generally will be amended as follows (changes are underlined):

    Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, par value $0.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of the Shareholders, may divide the shares of beneficial interest into classes. In such event, each class shall represent interests in the Trust property and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to the distribution of the shares of a class may be borne solely by such class (as shall be determined by the Trustees) and, as provided in Section 10.1, a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. The bearing of such expenses solely by a class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such class. The Trustees may provide that shares of a class will be exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and outstanding, all on terms and conditions as the Trustees may specify. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the Shares into classes and the terms and conditions pursuant to which the Shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

    Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

    Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3;
  (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares of a Series shall be divided into classes as provided in Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.

  Implementation of the Select Pricing System is conditioned upon approval of the charter amendment by all shareholders of the Fund, voting as a single class, as well as by existing Class B shareholders, voting as a separate class. Shares of each series of a series trust will vote on the proposed charter amendment as a separate Fund. On August 3, 1994, the

Board approved the proposed charter amendment. The Board recommends that the shareholders approve the charter amendment.

                                     * * *

                 OTHER PERTINENT INFORMATION REGARDING THE FUND

INFORMATION CONCERNING MLAM AND FAM

  Effective January 1, 1994, MLAM and FAM were reorganized as Delaware limited partnerships. Both MLAM and FAM are owned and controlled by ML & Co., and the general partner of both MLAM and FAM is Princeton Services, a wholly-owned subsidiary of ML & Co. The reorganization did not result in a change of management of either MLAM or FAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, MLAM (which was known as Merrill Lynch Investment Management, Inc. and which did business as Merrill Lynch Asset Management) and FAM (which was known as Fund Asset Management, Inc.) were Delaware corporations. MLAM was a wholly-owned subsidiary of ML & Co. and FAM was a wholly-owned subsidiary of MLAM.

  MLFD, an affiliate of MLAM and FAM, acts as distributor of the Fund's shares. MLAM, FAM, Princeton Services and MLFD are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. is located at 250 Vesey Street, New York, New York 10281.

  MLAM and FAM act as the investment adviser to more than 100 registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions.

  The audited balance sheet of each of MLAM and FAM for the fiscal year ended December 31, 1993 is set forth in Exhibit B.

  Securities held by the Fund also may be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The following table sets forth the name, title and principal occupation of the principal executive officer of MLAM and FAM and the directors of Princeton Services, the general partner of both MLAM and FAM.

        NAME*             TITLE            PRINCIPAL OCCUPATION
        -----             -----            --------------------
 Arthur Zeikel...... President and Chief   President and Chief
                     Investment Officer    Investment Officer
                     of MLAM and FAM and   of MLAM and FAM;
                     Director of           Executive Vice
                     Princeton Services    President of ML &
                                           Co.; President of
                                           Princeton Services
 Terry K. Glenn..... Executive Vice        Executive Vice
                     President of MLAM     President of MLAM
                     and FAM and           and FAM; Executive
                     Director of           Vice President of
                     Princeton Services    Princeton Services
 Philip L. Kirstein. Senior Vice           Senior Vice
                     President and         President and
                     General Counsel of    General Counsel of
                     MLAM and FAM and      MLAM and FAM;
                     Director of           Senior Vice
                     Princeton Services    President of
                                           Princeton Services

- ------------
* Mr. Zeikel is presently a Board member of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is P.O. Box 9011, Princeton, New Jersey 08543-9011, which is also the address of MLAM and FAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

  The Investment Advisory Agreement provides that, subject to the direction of the Board, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives from the Fund at the end of each month a fee calculated as an annual percentage of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). Information pertaining to the Fund's investment advisory fee is set forth in Exhibit A.

  Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Board members of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, expenses for legal and auditing services; taxes; costs of printing proxies, stock certificates and shareholder reports; charges of the custodian and transfer agent, dividend disbursing agent and registrar fees; SEC fees; fees and expenses of unaffiliated Board members; accounting and pricing costs; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; mailing and other expenses properly payable by the Fund.

  Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. Information with respect to such reimbursement is set forth in Exhibit A.

  California imposes limitations on the expenses of those Funds whose shares are registered or qualified for sale in California. At the date of this proxy statement, these annual expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause expenses to exceed the most restrictive expense limitation at the time of such payment. None of the Funds covered by this Proxy Statement were required to be reimbursed pursuant to such operating expense limitations during such Fund's most recent fiscal year.

  Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Board members who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the NASD's Rules of Fair Practice, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that a majority of the shares of the Fund will be sold by Merrill Lynch.

  Each Fund invests in securities traded in the over-the-counter markets, and where possible, deals directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that pursuant to an exemptive order, obtained by the Investment Adviser, certain Funds may engage in principal transactions with Merrill Lynch in high-quality short-term, tax-exempt securities. For information about transactions with and brokerage commissions paid to Merrill Lynch see Exhibit A.

  The Board has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board members made a determination not to seek such recapture. The Board members will reconsider this matter from time to time.

ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing by the Fund of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund. Each Fund has retained at its expense, Tritech Services, an affiliate of ML & Co. with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost of approximately $2,000, plus out-of-pocket expenses.

  The proposal to elect the Fund's Board (Proposal 1) and the proposal to ratify the selection of the Fund's independent auditors (Proposal 2) may be approved at a meeting at which a quorum is duly constituted as follows: (i) for each of the Maryland corporations, by the affirmative vote of a majority of the votes cast by the Fund's shareholders, voting in person or by proxy, and (ii) for each of the Massachusetts business trusts, by the affirmative vote of a majority of the Fund's shares represented at a meeting, in person or by proxy. The proposal to amend the fundamental investment restrictions of the Fund (Proposal 3) requires the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

  The proposal to amend the Fund's charter (Proposal 4) must be approved by the affirmative vote of (i) at least 66 2/3% of the outstanding shares of the Fund for Merrill Lynch Global Convertible Fund, Inc. and Merrill Lynch World Income Fund, Inc., or (ii) a majority of the outstanding shares of the Fund for Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch California Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust. The charter amendment also must be approved separately by the affirmative vote of the outstanding Class B shares of the Fund in the same percentages as set forth in (i) and (ii) immediately above.

  In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. For Merrill Lynch Balanced Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc. and Merrill Lynch World Income Fund, Inc., a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy; for Merrill Lynch California Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust, a quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy. Class B quorum requirements for the separate Class B vote on Proposal 4 will be identical to the overall quorum requirements for each Fund.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of the independent auditors, "FOR" the amendments to the fundamental investment restrictions of the Fund and "FOR" the charter amendment.

  With respect to each Fund whose fiscal year ended subsequent to June 30, 1994, the Board represents that there has been no material adverse change in the financial operations of the Fund since the date of the unaudited financial statements contained in the Fund's most recent semi-annual report. Also, with respect to each Fund whose fiscal year ended subsequent to June 30, 1994, shares will not be voted for Proposal 1 unless the Fund has received a certificate from its President, dated the Meeting Date, that, to his knowledge, there has been no material adverse change in the Fund's financial operations since the date of the unaudited financial statements included in the Fund's most recent semi-annual report, unless such material adverse change has been disclosed to shareholders in additional proxy material. If you wish to receive a copy of the Fund's most recent annual report and any semi-annual report, without charge, please call 1-609-282-2800 and one will be sent to you.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Proposal 1), the ratification of the selection of independent auditors (Proposal 2) and the proposed charter amendment (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 4 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2 (in the case of Maryland corporations) or on Proposal 1 only (in the case of Massachusetts business trusts); however, abstentions and broker non-votes will have the same effect as a vote against Proposals 3 and 4 (in the case of Maryland corporations) or Proposals 2, 3 and 4 (in the case of Massachusetts business trusts).

  With respect to Funds organized in Massachusetts: The charter, which is on file with the Secretary of State of the Commonwealth of

Massachusetts, provides that the name of the Fund refers to the Board under the charter collectively as Board members, but not as individuals or personally; and no Board member, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the Fund Estate only shall be liable.

MEETINGS OF SHAREHOLDERS

  The Fund's charter does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Board members at such time as less than a majority of the Board members holding office have been elected by shareholders. The charter or by-laws provides that a shareholders' meeting may be called at the request of (i) 10% of the outstanding shares of Merrill Lynch California Municipal Series Trust, Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust, (ii) 25% of the outstanding shares of Merrill Lynch Balanced Fund for Investment and Retirement and Merrill Lynch Global Convertible Fund, Inc., or (iii) a majority of the outstanding shares of Merrill Lynch World Income Fund, Inc., entitled to vote at such meeting, or by a majority of the Board members.

                              By Order of the Board

                                 Mark B. Goldfus


                                 Robert Harris



                                 Jerry Weiss

                                 Secretaries of the Funds

Dated: August 12, 1994

                                                                      EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

. GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                          DEFINED TERM                        STATE OF
                        FUND                           USED IN EXHIBIT A    FISCAL YEAR END ORGANIZATION MEETING TIME
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Balanced Fund for Investment and
  Retirement*                                        Balanced Fund                9/30           MD       11:00 a.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch California Municipal Series Trust**  CA Trust                     8/31           MA        2:30 p.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Global Convertible Fund, Inc.        Global Convertible          10/31           MD        3:30 p.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Growth Fund for Investment and Re-
  tirement                                           Growth Fund                 10/31           MA        4:00 p.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Multi-State Limited Maturity Munic-
  ipal Series Trust***                               Ltd Maturity Trust           7/31           MA        2:00 p.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Multi-State Municipal Series Trust+  Municipal Series Trust       7/31++         MA       11:30 a.m.
- ---------------------------------------------------------------------------------------------------------------------
  Merrill Lynch World Income Fund, Inc.              World Income                12/31           MD        3:00 p.m.


  * Merrill Lynch Retirement Benefit Investment Program, Inc. does business under the name Merrill Lynch Balanced Fund for Investment and Retirement.

 ** Consists of two series: Merrill Lynch California Municipal Bond Fund ("CA
    Muni Bond") and Merrill Lynch California Insured Municipal Bond Fund ("CA Ins Muni Bond").

*** Consists of eight series: Merrill Lynch Arizona Limited Maturity Municipal
    Bond Fund ("AZ Ltd Maturity"); Merrill Lynch California Limited Maturity Municipal Bond Fund ("CA Ltd Maturity"); Merrill Lynch Florida Limited Maturity Municipal Bond Fund ("FL Ltd Maturity"); Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund ("MA Ltd Maturity"); Merrill Lynch Michigan Limited Maturity Municipal Bond Fund ("MI Ltd Maturity"); Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund ("NJ Ltd Maturity"); Merrill Lynch New York Limited Maturity Municipal Bond Fund ("NY Ltd Maturity"); and Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund ("PA Ltd Maturity").

  + Currently consists of 16 series: Merrill Lynch Arizona Municipal Bond Fund
    ("AZ Muni Bond"); Merrill Lynch Colorado Municipal Bond Fund ("CO Muni Bond"); Merrill Lynch Connecticut Municipal Bond Fund ("CT Muni Bond"); Merrill Lynch Florida Municipal Bond Fund ("FL Muni Bond"); Merrill Lynch Maryland Municipal Bond Fund ("MD Muni Bond"); Merrill Lynch Massachusetts Municipal Bond Fund ("MA Muni Bond"); Merrill Lynch Michigan Municipal Bond Fund ("MI Muni Bond"); Merrill Lynch Minnesota Municipal Bond Fund ("MN Muni Bond"); Merrill Lynch New Jersey Municipal Bond Fund ("NJ Muni Bond"); Merrill Lynch New Mexico Municipal Bond Fund ("NM Muni Bond"); Merrill Lynch New York Municipal Bond Fund ("NY Muni Bond"); Merrill Lynch North Carolina Municipal Bond Fund ("NC Muni Bond"); Merrill Lynch Ohio Municipal Bond Fund ("OH Muni Bond"); Merrill Lynch Oregon Municipal Bond Fund ("OR Muni Bond"); Merrill Lynch Pennsylvania Municipal Bond Fund ("PA Muni Bond"); and Merrill Lynch Texas Municipal Bond Fund ("TX Muni Bond"). Merrill Lynch Arkansas Municipal Bond Fund, a new series of Municipal Series Trust, has not commenced operations and has no public shareholders at the date of this Proxy Statement.

 ++ Except for NY Muni Bond, which has a fiscal year end of 9/30.

                           SHARES OUTSTANDING
           FUND           AS OF THE RECORD DATE
                        -----------------------
                           CLASS A    CLASS B
- -----------------------------------------------
  Balanced Fund            3,444,162 62,198,832
- -----------------------------------------------
  CA Trust
- -----------------------------------------------
   CA Muni Bond            5,327,299 64,497,088
- -----------------------------------------------
   CA Ins Muni Bond        1,669,492  7,849,374
- -----------------------------------------------
  Global Convertible         548,972  3,569,392
- -----------------------------------------------
  Growth Fund             19,029,819 75,796,298
- -----------------------------------------------
  Ltd Maturity Trust
- -----------------------------------------------
   AZ Ltd Maturity           210,864    562,009
- -----------------------------------------------
   CA Ltd Maturity           387,023  1,156,453
- -----------------------------------------------
   FL Ltd Maturity         1,428,611  1,843,160
- -----------------------------------------------
   MA Ltd Maturity           794,230    808,506
- -----------------------------------------------
   MI Ltd Maturity           346,162    247,989
- -----------------------------------------------
   NJ Ltd Maturity           583,899    814,052
- -----------------------------------------------
   NY Ltd Maturity           533,655    992,307
- -----------------------------------------------
   PA Ltd Maturity           101,914    956,873
- -----------------------------------------------
  Municipal Series Trust
- -----------------------------------------------
   AZ Muni Bond            1,772,795  7,744,409

                   SHARES OUTSTANDING
      FUND       AS OF THE RECORD DATE
                 ----------------------
                  CLASS A     CLASS B
- ---------------------------------------
   CO Muni Bond   1,136,282   1,566,441
- ---------------------------------------
   CT Muni Bond     643,214   1,696,413
- ---------------------------------------
   FL Muni Bond   6,991,154  22,737,127
- ---------------------------------------
   MD Muni Bond     172,695   1,580,805
- ---------------------------------------
   MI Muni Bond     792,269   7,304,268
- ---------------------------------------
   MI Muni Bond   1,522,562   6,012,700
- ---------------------------------------
   MN Muni Bond     843,956   5,529,646
- ---------------------------------------
   NJ Muni Bond   4,379,392  16,772,154
- ---------------------------------------
   NM Muni Bond     801,653     839,099
- ---------------------------------------
   NY Muni Bond   2,678,920  60,232,120
- ---------------------------------------
   NC Muni Bond   1,088,048   5,000,834
- ---------------------------------------
   OH Muni Bond     844,176   6,261,628
- ---------------------------------------
   OR Muni Bond     713,509   2,764,864
- ---------------------------------------
   PA Muni Bond   2,565,080  11,843,411
- ---------------------------------------
   TX Muni Bond   1,234,447   7,514,416
- ---------------------------------------
  World Income   43,529,899 208,182,402

. INFORMATION ABOUT HOLDERS OF 5% OR MORE OF A FUND'S OUTSTANDING SHARES.

                                                             SHARES
                                                           OWNED AND     PERCENT
          FUND                 NAME AND ADDRESS              CLASS       OF CLASS
- ---------------------------------------------------------------------------------
  LTD MATURITY
  TRUST
- ---------------------------------------------------------------------------------
    AZ Ltd Maturity   Frank Garcia                         50,302.000     6.64%
                      15340 E. Palomino Blvd.               Class A
                      Fountain Hills, AZ 85268
                      -----------------------------------------------------------
                      Paul Morrow                          71,094.971     9.39%
                      Morrow Revocable Trust                Class B
                      7500 N. Calle Sin Envidia
                      Apt. #10201
                      Tucson, AZ 85718
- ---------------------------------------------------------------------------------
    CA Ltd Maturity   Bernard Lipinsky                     97,631.000     6.40%
                      Dorris Lipinsky                       Class A
                      700 Front St. #2501                  91,818.251     6.02%
                      San Diego, CA 92101                   Class B
- ---------------------------------------------------------------------------------
    FL Ltd Maturity   Walter Rudisch                      252,691.789     7.61%
                      Jacqueline Rudisch                    Class A
                      5601 SW 136th Ave.
                      Ft. Lauderdale, FL 33330
- ---------------------------------------------------------------------------------
    MI Ltd Maturity   Alice K. Vandenhaute                 47,602.329     8.22%
                      4146 Trillium Ct.                     Class A
                      Okemos, MI 48864
- ---------------------------------------------------------------------------------
    NJ Ltd Maturity   Patrick Welsh                       299,699.815     21.05%
                      Carol Welsh                           Class A
                      3 Essex Rd.
                      Summit, NJ 07901
- ---------------------------------------------------------------------------------
    NY Ltd Maturity   Peekskill Muffler Corp.              76,593.046     5.14%
                      Attn: Vicky Ballirano                 Class A
                      16 Fulton Street
                      White Plains, NY 10606

                                                             SHARES
                                                           OWNED AND     PERCENT
          FUND                 NAME AND ADDRESS              CLASS       OF CLASS
- ---------------------------------------------------------------------------------
    PA Ltd Maturity   A.J. Clegg                           96,919.769     9.31%
                      10 Leopard Rd.                        Class B
                      Paoli, PA 19301
                      -----------------------------------------------------------
                      Mr. Stephen Mickelberg               71,414.569     6.87%
                      5 Foxcroft Sq.                        Class B
                      Jenkintown, PA 19046
- ---------------------------------------------------------------------------------
  MUNICIPAL SERIES
  TRUST
- ---------------------------------------------------------------------------------
    CO Muni Bond      Jay P.K. Kenney                     154,798.261     5.89%
                      Income Account                        Class A
                      c/o Barrett/Gurovich PC
                      1512 Larimer St. #550
                      Denver, CO 80202
                      -----------------------------------------------------------
                      Susanna G. Russo                    154,798.261     5.89%
                      Income Account                        Class A
                      c/o Barrett/Gurovich PC
                      1512 Larimer St. #550
                      Denver, CO 80202
- ---------------------------------------------------------------------------------
    CT Muni Bond      Anne N. Traynor                     171,115.137     7.99%
                      3100 Bronson Rd.                      Class B
                      Fairfield, CT 06430

. INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS


                                    YEAR IN WHICH EACH NOMINEE
                                   BECAME A MEMBER OF THE BOARD
                           -------------------------------------------------
         FUND              AXELSON   LONDON   MARTIN   MAY    PEROLD   ZEIKEL
- -----------------------------------------------------------------------------
  Balanced Fund             1985      1987     1993    1987    1985     1985
- -----------------------------------------------------------------------------
  CA Trust                  1985      1987     1993    1987    1985     1985
- -----------------------------------------------------------------------------
  Global Convertible        1988      1988     1993    1988    1988     1988
- -----------------------------------------------------------------------------
  Growth Fund               1987      1987     1993    1987    1987     1987
- -----------------------------------------------------------------------------
  Ltd Maturity Trust        1993      1993     1993    1993    1993     1993
- -----------------------------------------------------------------------------
  Municipal Series Trust    1985      1987     1993    1987    1985     1985
- -----------------------------------------------------------------------------
  World Income              1988      1988     1993    1988    1988     1988

  Set forth in the table below is information regarding board and committee meetings held and compensation paid to independent Board members during each Fund's most recently completed fiscal year.


                                            BOARD                    AUDIT AND NOMINATING COMMITTEE
                            ===================================== ===================================== ------------------
           FUND             # MEETINGS ANNUAL FEE PER MEETING FEE # MEETINGS ANNUAL FEE PER MEETING FEE AGGREGATE FEES AND
                               HELD       ($)           ($)          HELD       ($)           ($)          EXPENSES ($)
- --------------------------------------------------------------------------------------------------------------------------
  Balanced Fund                  4        5,000          500           4       1,000          250             36,447
- --------------------------------------------------------------------------------------------------------------------------
  CA Trust                       4        5,000          500           4       1,000          250             36,657
- --------------------------------------------------------------------------------------------------------------------------
  Global Convertible             4        5,000          500           4       1,000          250             36,395
- --------------------------------------------------------------------------------------------------------------------------
  Growth Fund                    4        5,000          500           4       1,000          250             36,828
- --------------------------------------------------------------------------------------------------------------------------
  Ltd Maturity Trust*            5        5,000          500           4       1,000          250             11,816
- --------------------------------------------------------------------------------------------------------------------------
  Municipal Series Trust**       5       10,000        1,000           4       2,000          500             71,934
- --------------------------------------------------------------------------------------------------------------------------
  World Income                   4        5,000          500           4       1,000          250             40,553


 *Represents the total amount of fees and expenses for each Series for the six month period ended January 31, 1994.

**Represents the total amount of fees and expenses for each Series for its most recent fiscal year end.

   Set forth in the table below are the officers of all of the Funds; specific officers of each Fund are indicated according to the year in which he became an officer.


                              OFFICER INFORMATION

- --------------------------------------------------------------------------------------------------------------------
                                                                           OFFICER SINCE
                                               ---------------------------------------------------------------------
          NAME AND                             BALANCED            GLOBAL    GROWTH LTD MATURITY  MUNICIPAL   WORLD
         BIOGRAPHY          AGE     OFFICE       FUND   CA TRUST CONVERTIBLE  FUND     TRUST     SERIES TRUST INCOME
- --------------------------------------------------------------------------------------------------------------------
  Arthur Zeikel..........   62    President      1986     1985      1988      1987      1993         1985      1988
  President of MLAM since
  1977 and Chief
  Investment Officer since
  1976; President
  and Chief Investment
  Officer of FAM
  since 1977; President
  and Director of
  Princeton Services since
  1993; Executive Vice
  President of ML & Co.
  since 1990;
  Executive Vice President
  of Merrill
  Lynch since 1990 and
  Senior Vice
  President from 1985 to
  1990; Director of MLFD.
- --------------------------------------------------------------------------------------------------------------------
  Terry K. Glenn.........   53  Executive Vice   1986     1985      1988      1987      1993         1985      1988
  Executive Vice President        President
  of MLAM and FAM since
  1983; Executive Vice
  President and Director
  of Princeton
  Services since 1993;
  President of MLFD since
  1986 and Director since
  1991; President of
  Princeton
  Administrators,
  L.P. since 1988.

                              OFFICER INFORMATION

- -----------------------------------------------------------------------------------------------------------------
                                                                        OFFICER SINCE
                                            ---------------------------------------------------------------------
          NAME AND                          BALANCED            GLOBAL    GROWTH LTD MATURITY  MUNICIPAL   WORLD
         BIOGRAPHY          AGE   OFFICE      FUND   CA TRUST CONVERTIBLE  FUND     TRUST     SERIES TRUST INCOME
- -----------------------------------------------------------------------------------------------------------------
  Gerald M. Richard......   45   Treasurer    1985     1985      1988      1987      1993         1985      1988
  Senior Vice President
  and Treasurer of MLAM
  and FAM since 1984;
  Senior
  Vice President and
  Treasurer of Princeton
  Services since 1993;
  Treasurer of MLFD since
  1984 and Vice President
  since 1981.
- -----------------------------------------------------------------------------------------------------------------
  Bernard J. Durnin......   51  Senior Vice   1985      --        --        --        --           --        --
  Senior Vice President of       President
  MLAM and
  FAM since 1981 and Vice
  President from 1977 to
  1981.
- -----------------------------------------------------------------------------------------------------------------
  Vincent R. Giordano....   49  Senior Vice    --      1985       --        --       1993         1985       --
  Senior Vice President of       President
  FAM and
  MLAM since 1984 and
  Portfolio Manager of FAM
  and MLAM since 1977;
  Vice President of MLAM
  from 1980 to 1984;
  Senior Vice President of
  Princeton
  Services since 1993.
- -----------------------------------------------------------------------------------------------------------------
  Norman R. Harvey.......   61  Senior Vice   --        --        --       1987       --           --        --
  Senior Vice President of       President
  MLAM and
  FAM since 1982; Senior
  Vice President of
  Princeton Services since
  1993.

                              OFFICER INFORMATION

- --------------------------------------------------------------------------------------------------------------------
                                                                           OFFICER SINCE
                                               ---------------------------------------------------------------------
          NAME AND                             BALANCED            GLOBAL    GROWTH LTD MATURITY  MUNICIPAL   WORLD
         BIOGRAPHY          AGE     OFFICE       FUND   CA TRUST CONVERTIBLE  FUND     TRUST     SERIES TRUST INCOME
- --------------------------------------------------------------------------------------------------------------------
  N. John Hewitt.........   59   Senior Vice      --       --       1988       --        --           --       1988
  Senior Vice President of        President
  MLAM and
  FAM since 1976; Manager
  of the Fixed Income
  Mutual Fund and
  Insurance Portfolio
  Groups of MLAM since
  1980; Senior Vice
  President of Princeton
  Services since 1993.
- --------------------------------------------------------------------------------------------------------------------
  Donald C. Burke........   34  Vice President   1993     1993      1993      1993      1993         1993      1993
  Vice President and
  Director of Taxation
  of MLAM since 1990;
  Employee of Deloitte &
  Touche from 1982 to
  1990.
- --------------------------------------------------------------------------------------------------------------------
  Denis B. Cummings......   51  Vice President   1991      --        --        --        --           --        --
  Vice President of MLAM
  since 1978.
- --------------------------------------------------------------------------------------------------------------------
  Harry E. Dewdney.......   65  Vice President    --       --       1988       --        --           --        --
  Vice President and
  Portfolio Manager of
  MLAM since 1986; Senior
  Vice President of the
  International Trading
  and Foreign Exchange
  Department of Prescott,
  Ball
  and Turben from 1978 to
  1986.
- --------------------------------------------------------------------------------------------------------------------
  Peter J. Hayes.........   35  Vice President    --       --        --        --       1993          --        --
  Vice President of MLAM
  since 1989 and Assistant
  Vice President of MLAM
  from 1987 to 1989.

                              OFFICER INFORMATION

- --------------------------------------------------------------------------------------------------------------------
                                                                           OFFICER SINCE
                                               ---------------------------------------------------------------------
          NAME AND                             BALANCED            GLOBAL    GROWTH LTD MATURITY  MUNICIPAL   WORLD
         BIOGRAPHY          AGE     OFFICE       FUND   CA TRUST CONVERTIBLE  FUND     TRUST     SERIES TRUST INCOME
- --------------------------------------------------------------------------------------------------------------------
  Kenneth A. Jacob.......   43  Vice President    --      1986       --        --       1993         1986       --
  Vice President of FAM
  and MLAM since 1984.
- --------------------------------------------------------------------------------------------------------------------
  Stephen C. Johnes......   58  Vice President    --       --        --       1987       --           --        --
  Vice President of MLAM
  since 1987.
- --------------------------------------------------------------------------------------------------------------------
  Vincent T. Lathbury,      53  Vice President    --       --        --        --        --           --       1988
  III....................
  Vice President and
  Portfolio Manager of FAM
  and MLAM since 1982.
- --------------------------------------------------------------------------------------------------------------------
  Robert Parish..........   42  Vice President    --       --        --        --        --           --       1992
  Portfolio Manager of FAM
  since 1991; Portfolio
  Manager of Templeton
  International from 1986
  to 1991 and Vice
  President from 1989.
- --------------------------------------------------------------------------------------------------------------------
  Mark B. Goldfus........   47    Secretary       --       --       1987       --        --           --       1988
  Vice President of MLAM
  and FAM since 1985.
- --------------------------------------------------------------------------------------------------------------------
  Robert Harris..........   42    Secretary       --       --        --        --       1993          --        --
  Vice President of MLAM
  since 1984; Secretary of
  MLFD since 1982.
- --------------------------------------------------------------------------------------------------------------------
  Jerry Weiss............   36    Secretary      1990     1990       --       1990       --          1990       --
  Vice President of MLAM
  since 1990; Attorney in
  private practice from
  1982 to 1990.

. INFORMATION PERTAINING TO THE SELECT PRICING SYSTEM

                                 SALES CHARGES

For Balanced Fund and Growth Fund:

         DUAL DISTRIBUTION                                 SELECT PRICING
- ------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------
  CLASS A              CLASS B      CLASS A          CLASS B           CLASS C          CLASS D
- ------------------------------------------------------------------------------------------------------
  Maximum       4.0% CDSC           Maximum     4.0% CDSC            1.0% CDSC        Maximum 5.25%**
  6.5%*         during the first    5.25%**     during the first     during the
                year, decreasing                year, decreasing     first year,
                1.0% annually                   1.0% annually        decreasing to
                to 0.00% after                  to 0.00% after       0.00% after
                the fourth year                 the fourth year      the first year

 * 6.0% for purchases between $10,000 and $25,000; 5.0% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0%
   for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; .75% for purchases of $1,000,000 and greater.

** 4.75% for purchases between $25,000 and $50,000; 4.00% for purchases between $50,000 and $100,000; 3.00% for purchases between $100,000 and $250,000; 2.00% for purchases between $250,000 and $1,000,000; and 0% for purchases of $1,000,000 and greater.

For all series of CA Trust, all series of Municipal Series Trust and World
Income:

         DUAL DISTRIBUTION                                SELECT PRICING
- ------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------
  CLASS A            CLASS B        CLASS A         CLASS B           CLASS C          CLASS D
- ------------------------------------------------------------------------------------------------------
  Maximum       4.0% CDSC           Maximum     4.0% CDSC during     1.0% CDSC        Maximum 4.0%**
  4.0%*         during the first    4.0%**      the first            during the
                year, decreasing                year, decreasing     first year,
                1.0% annually                   1.0% annually        decreasing to
                to 0.00% after                  to 0.00% after       0.00% after
                the fourth year                 the fourth year      the first year

 * 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; .50% for purchases of $1,000,000 and greater.

** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For all series of Ltd Maturity Trust:


          DUAL DISTRIBUTION                                  SELECT PRICING
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
    CLASS A           CLASS B           CLASS A            CLASS B             CLASS C      CLASS D
- ---------------------------------------------------------------------------------------------------
  Maximum      1.0% CDSC during the     Maximum     1.0% CDSC during the  1.0% CDSC during  Maximum
  1.0%*             first year,          1.0%**             first                the        1.0%**
                   decreasing to                     year, decreasing to     first year,
               0.00% after the first                        0.00%           decreasing to
                       year                         after the first year   0.00% after the
                                                                             first year

 * .75% for purchases between $100,000 and $250,000; .50% for purchases between $250,000 and $500,000; .30% for purchases of $500,000 and greater.

** .75% for purchases between $100,000 and $250,000; .50% for purchases between $250,000 and $500,000; .30% for purchases between $500,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For Global Convertible:


          DUAL DISTRIBUTION                                  SELECT PRICING
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
    CLASS A           CLASS B           CLASS A            CLASS B             CLASS C      CLASS D
- ---------------------------------------------------------------------------------------------------
  Maximum      4.0% CDSC during the     Maximum     4.0% CDSC during the  1.0% CDSC during  5.25%**
  4.0%*                first            5.25%**             first                the
               year, decreasing 1.0%                year, decreasing 1.0%    first year,
                     annually                             annually          decreasing to
                to 0.00% after the                   to 0.00% after the    0.00% after the
                    fourth year                          fourth year         first year

 * 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; .50% for purchases of $1,000,000 and greater.

** 4.75% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000;
   2.0% for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

                   DISTRIBUTION AND ACCOUNT MAINTENANCE FEES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

For Balanced Fund, Global Convertible and Growth Fund:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
  CLASS A           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -----------------------------------------------------------------------------------------------------------------------
                           ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
            DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------
  None         0.75%        0.25%     None      0.75%        0.25%       0.75%        0.25%        None        0.25%

For all series of CA Trust and all series of Municipal Series Trust:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
  CLASS A           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -----------------------------------------------------------------------------------------------------------------------
                           ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
            DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------
  None         0.25%        0.25%     None      0.25%        0.25%       0.35%        0.25%        None        0.10%


For all series of Ltd Maturity Trust:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
  CLASS A           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -----------------------------------------------------------------------------------------------------------------------
                           ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
            DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------
  None         0.20%        0.15%     None      0.20%        0.15%       0.20%        0.15%        None        0.10%

                DISTRIBUTION AND ACCOUNT MAINTENANCE FEES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

For World Income:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------
  CLASS A           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -----------------------------------------------------------------------------------------------------------------------
                           ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
            DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------
  None         0.50%        0.25%     None      0.50%        0.25%       0.55%        0.25%        None        0.25%

                       CLASS B CONVERSION PERIODS*

  Balanced Fund                                  8 years
- --------------------------------------------------------
  CA Trust                                      10 years
- --------------------------------------------------------
  Global Convertible                             8 years
- --------------------------------------------------------
  Growth Fund                                    8 years
- --------------------------------------------------------
  Ltd Maturity Trust                            10 years
- --------------------------------------------------------
  Municipal Series Trust                        10 years
- --------------------------------------------------------
  World Income                                  10 years

* In general, Class B shares of equity Funds will convert approximately 8 years after initial purchase and Class B shares of taxable or tax-exempt fixed income Funds will convert approximately 10 years after initial purchase. If during the Conversion Period a shareholder exchanges Class B shares with a 10-year Conversion Period for Class B shares with an 8-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.

. INFORMATION PERTAINING TO THE FUNDS' INVESTMENT ADVISORY ARRANGEMENTS


                                  INVESTMENT ADVISORY
                                       AGREEMENT
                  -----------------------------------------------------
                                                MOST RECENT MOST RECENT
                  INVESTMENT   DATE    ANNUAL    DIRECTOR   SHAREHOLDER
      FUND         ADVISER   EXECUTED FEE RATE   APPROVAL    APPROVAL
- -----------------------------------------------------------------------------------
Balanced Fund        MLAM     3/20/87  0.65%*     3/31/94     9/30/88
- -----------------------------------------------------------------------------------
CA Trust
- -----------------------------------------------------------------------------------
 CA Muni Bond        FAM       8/5/85  0.55%**   12/15/93     9/30/88
- -----------------------------------------------------------------------------------
 CA Ins Muni Bond    FAM     12/18/92  0.55%**   12/15/93       --
- -----------------------------------------------------------------------------------
Global Con-
vertible             MLAM     1/18/88  0.65%      10/1/93    12/13/89
- -----------------------------------------------------------------------------------
Growth Fund          MLAM      2/4/87  0.65%      10/1/93    10/31/88
- -----------------------------------------------------------------------------------
Ltd Maturity
Trust+
- -----------------------------------------------------------------------------------
 AZ Ltd Matu-
 rity                FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 CA Ltd Maturity     FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 FL Ltd Matu-
 rity                FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 MA Ltd Maturity     FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 MI Ltd Matu-
 rity                FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 NJ Ltd Matu-
 rity                FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 NY Ltd Maturity     FAM      10/1/93  0.35%      10/1/93       --
- -----------------------------------------------------------------------------------
 PA Ltd Matu-
 rity                FAM      10/1/93  0.35%      10/1/93       --

                                             FEE INFORMATION
                   ----------------------------------------------------------------
                   INVESTMENT ADVISORY FEE     ADVISORY FEE PAYABLE
                     PAID FOR FUND'S MOST      BASED ON NET ASSETS    REIMBURSEMENT
                      RECENT FISCAL YEAR          AT RECORD DATE      OF INVESTMENT
                   -------------------------------------------------- ADVISER DURING
                            BASED ON AVERAGE            BASED ON NET   FISCAL YEAR
                     FEE     NET ASSETS OF      FEE       ASSETS OF   FOR ACCOUNTING
                   AMOUNT       APPROX.        AMOUNT      APPROX.       SERVICES
      FUND           ($)          ($)           ($)          ($)           ($)
- ------------------------------------------------------------------------------------
Balanced Fund     5,620,993    902,217,114    4,855,054   767,508,966    143,231
- ------------------------------------------------------------------------------------
CA Trust
- ------------------------------------------------------------------------------------
 CA Muni Bond     4,391,540    812,674,334    4,268,874   789,309,362     81,306
- ------------------------------------------------------------------------------------
 CA Ins Muni Bond   213,036     75,603,552      497,266    90,412,085     24,230
- ------------------------------------------------------------------------------------
Global Con-
vertible            139,948     21,589,532      289,460    44,532,301     49,224
- ------------------------------------------------------------------------------------
Growth Fund       6,922,555  1,049,650,500   10,456,619 1,582,748,809     77,561
- ------------------------------------------------------------------------------------
Ltd Maturity
Trust+
- ------------------------------------------------------------------------------------
 AZ Ltd Matu-
 rity                 3,679      5,726,154       26,918     7,690,991      5,701
- ------------------------------------------------------------------------------------
 CA Ltd Maturity      8,704     13,547,381       53,173    15,192,244      6,491
- ------------------------------------------------------------------------------------
 FL Ltd Matu-
 rity                21,994     34,233,784      115,881    33,108,841      5,490
- ------------------------------------------------------------------------------------
 MA Ltd Maturity      7,154     11,135,523       56,461    16,131,790      5,702
- ------------------------------------------------------------------------------------
 MI Ltd Matu-
 rity                 3,202      4,983,575       20,575     5,878,610      6,232
- ------------------------------------------------------------------------------------
 NJ Ltd Matu-
 rity                 6,477     10,081,015       48,377    13,822,121      4,379
- ------------------------------------------------------------------------------------
 NY Ltd Maturity      7,684     11,960,486       52,828    15,093,623      6,526
- ------------------------------------------------------------------------------------
 PA Ltd Matu-
 rity                 6,477     10,082,117       36,833    10,523,648      5,832

 * 0.65% of that portion of average daily net assets not exceeding $500 million; 0.60% of that portion of average daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.55% of that portion of average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.50% of that portion of average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of that portion of average daily net assets exceeding $3.5 billion.
** 0.55% of that portion of average daily net assets not exceeding $500 million; 0.525% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.50% of that portion of average daily net assets exceeding $1 billion.
 + For the six months ended January 31, 1994.

                                 INVESTMENT ADVISORY
                                      AGREEMENT
                 -----------------------------------------------------
                                              MOST RECENT MOST RECENT
                 INVESTMENT   DATE    ANNUAL   DIRECTOR   SHAREHOLDER
      FUND        ADVISER   EXECUTED FEE RATE  APPROVAL    APPROVAL
- ----------------------------------------------------------------------
Municipal Series Trust
- ----------------------------------------------------------------------
 AZ Muni Bond       FAM      7/12/91  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 CO Muni Bond**     FAM      8/16/93  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 CT Muni Bond+      FAM      3/31/94  0.55%*    3/31/94       --
- ----------------------------------------------------------------------
 FL Muni Bond       FAM      4/26/91  0.55%*   12/15/93     7/24/92
- ----------------------------------------------------------------------
 MD Muni Bond**     FAM      8/16/93  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 MA Muni Bond       FAM     12/12/91  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 MI Muni Bond       FAM     12/18/92  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 MN Muni Bond       FAM     12/12/91  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 NJ Muni Bond       FAM      7/31/90  0.55%*   12/15/93     11/1/91
- ----------------------------------------------------------------------
 NM Muni Bond+      FAM      3/31/94  0.55%*    3/31/94       --
- ----------------------------------------------------------------------
 NY Muni Bond       FAM      9/20/85  0.55%*   12/15/93     9/30/88
- ----------------------------------------------------------------------
 NC Muni Bond       FAM      8/21/92  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 OH Muni Bond       FAM     12/12/91  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 OR Muni Bond**     FAM      6/18/93  0.55%*   12/15/93       --
- ----------------------------------------------------------------------
 PA Muni Bond       FAM      7/31/90  0.55%*   12/15/93     11/1/91
- ----------------------------------------------------------------------
 TX Muni Bond       FAM      6/14/91  0.55%*   12/15/93    11/13/92
- ----------------------------------------------------------------------
 World Income       FAM       9/7/88  0.60%    12/15/93    12/13/91

                                          FEE INFORMATION
                 -------------------------------------------------------------------
                   INVESTMENT ADVISORY FEE     ADVISORY FEE PAYABLE   REIMBURSEMENT
                    PAID FOR FUND'S MOST       BASED ON NET ASSETS    OF INVESTMENT
                     RECENT FISCAL YEAR           AT RECORD DATE     ADVISER  DURING
                 ----------------------------------------------------  FISCAL YEAR
                            BASED ON AVERAGE            BASED ON NET       FOR
                    FEE      NET ASSETS OF      FEE       ASSETS OF     ACCOUNTING
                   AMOUNT       APPROX.        AMOUNT      APPROX.       SERVICES
      FUND          ($)           ($)           ($)          ($)            ($)
- ------------------------------------------------------------------------------------
Municipal Series Trust
- ------------------------------------------------------------------------------------
 AZ Muni Bond       471,916     86,038,511      546,457    99,355,778     26,175
- ------------------------------------------------------------------------------------
 CO Muni Bond**      14,499     14,361,468      138,440    25,170,890      5,638
- ------------------------------------------------------------------------------------
 CT Muni Bond+           --             --      129,052    23,463,931         --
- ------------------------------------------------------------------------------------
 FL Muni Bond     1,317,023    240,116,482    1,618,644   294,298,968     48,945
- ------------------------------------------------------------------------------------
 MD Muni Bond**      15,637     10,923,493       88,583    16,105,424      8,528
- ------------------------------------------------------------------------------------
 MA Muni Bond       330,194     60,200,285      466,336    84,788,341     48,195
- ------------------------------------------------------------------------------------
 MI Muni Bond       127,701     45,809,330      404,595    73,562,798     16,916
- ------------------------------------------------------------------------------------
 MN Muni Bond       301,137     54,902,574      358,342    65,153,080     29,700
- ------------------------------------------------------------------------------------
 NJ Muni Bond     1,015,508    185,145,083    1,238,332   225,151,329     38,618
- ------------------------------------------------------------------------------------
 NM Muni Bond+           --             --       91,438    16,625,024         --
- ------------------------------------------------------------------------------------
 NY Muni Bond     3,744,878    689,500,586    3,822,001   704,190,578     65,976
- ------------------------------------------------------------------------------------
 NC Muni Bond       150,982     32,217,628      338,371    61,522,076     32,660
- ------------------------------------------------------------------------------------
 OH Muni Bond       238,477     43,478,396      411,913    74,893,200     46,839
- ------------------------------------------------------------------------------------
 OR Muni Bond**      57,376     24,099,244      178,669    32,485,194     17,240
- ------------------------------------------------------------------------------------
 PA Muni Bond       591,807    107,896,850      872,630   158,660,023     48,205
- ------------------------------------------------------------------------------------
 TX Muni Bond       401,457     73,192,727      502,613    91,384,196     51,189
- ------------------------------------------------------------------------------------
 World Income    13,902,958  2,323,498,076   12,919,460 2,141,274,609    169,845

  * 0.55% of that portion of average daily net assets not exceeding $500 million; 0.525% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.50% of that portion of average daily net assets exceeding $1 billion.
  ** For the six months ended January 31, 194.
  + CT Muni Bond and NM Muni Bond Fund commenced operations on May 4, 1994 and April 13, 1994, respectively.

  Except as set forth in the table below, during its most recently completed fiscal year, no Fund engaged in portfolio transactions involving the payment of brokerage commissions:

                       BROKERAGE COMMISSIONS
               --------------------------------------
     FUND                                              % OF AGGREGATE DOLLAR AMOUNT
                         AMOUNT PAID TO                  OF TRANSACTIONS IN WHICH
                AMOUNT   MERRILL LYNCH    % PAID TO     BROKERAGE COMMISSIONS PAID
                  ($)         ($)       MERRILL LYNCH EFFECTED THROUGH MERRILL LYNCH
               ---------------------------------------------------------------------
  Balanced
  Fund         1,375,992     80,436         5.85                   1.65
               ---------------------------------------------------------------------
  Global Con-
  vertible      32,896         0              0                     0
               ---------------------------------------------------------------------
  Growth Fund  1,399,875     27,990         2.00                   2.36
               ---------------------------------------------------------------------
  Ltd Matu-
  rity Trust*     --           --            --                     --
               ---------------------------------------------------------------------
  World In-
  come          96,336       65,410         67.9                   67.1
               ---------------------------------------------------------------------
  FL Muni
  Bond           5,655         0              0                     0

*Portfolio transactions and brokerage commissions are reported on an annual basis. Ltd Maturity Trust's most recent fiscal year ended July 31, 1994, and numbers are not available at this time.

                                                                       EXHIBIT B

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

Merrill Lynch Investment Management, Inc.:

We have audited the accompanying consolidated balance sheet of Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company") as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

Deloitte & Touche

Parsippany, New Jersey
February 28, 1994

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                    DECEMBER 31,
                                                                        1993
                                                                    ------------
ASSETS
Cash and cash equivalents.........................................  $  1,664,075
Receivable from affiliated companies:
  Lease transactions..............................................   708,616,571
  Sale of leased investment.......................................    48,312,532
Investments in affiliated limited partnership.....................    62,218,528
Investments in leases:
  Leveraged leases................................................    57,431,668
  Sales-type lease................................................     3,362,521
Investments in affiliated investment companies--(market:
  $26,066,372)....................................................    24,610,184
Fund management and administrative fees receivable................    49,098,914
Fixed assets (net of $11,457,912 accumulated depreciation)........    10,406,280
Prepaid expenses and other assets.................................    15,376,412
                                                                    ------------
Total Assets......................................................  $981,097,685
                                                                    ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliates.............................................  $759,321,639
Accrued liabilities and other payables............................     8,432,888
Deferred income--unearned fees....................................     7,007,406
Deferred income taxes:
  Arising from leveraged leases...................................    52,938,886
  Arising from sales-type lease...................................     1,351,622
  Other...........................................................    43,685,367
                                                                    ------------
Total liabilities.................................................   872,737,808
                                                                    ------------
Stockholder's Equity:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 10,000 shares.......................................        10,000
Additional paid-in capital........................................    23,266,792
Accumulated translation adjustment................................       642,388
Retained earnings.................................................    84,440,697
                                                                    ------------
Total stockholder's equity........................................   108,359,877
                                                                    ------------
Total Liabilities and Stockholder's Equity........................  $981,097,685
                                                                    ============

                    See notes to consolidated balance sheet.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION

  Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company"), serve as investment adviser to certain registered investment companies, and provide investment advisory services for individuals and institutions. Merrill Lynch Investment Management, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co.").

  The Company's consolidated balance sheet reflects its 100 percent ownership of Merrill Lynch Funds Distributor, Inc., a distributor of shares of various affiliated managed registered investment companies, Fund Asset Management, Inc., an investment adviser to various registered investment companies and a lessor participant in leveraged lease agreements, Merrill Lynch International Asset Management, Ltd., a Channel Islands based investment adviser and Princeton Administrators, Inc., an administrator to certain non-affiliated investment companies, and its 60% ownership of Merrill Lynch International Capital Management Co., a Japan based investment advisor.

 CASH AND CASH EQUIVALENTS

  For purposes of the consolidated balance sheet, cash and cash equivalents include marketable securities with initial maturity dates of less than three months. The carrying amount approximates fair value because of the short maturity of those instruments.

 FIXED ASSETS

  Fixed assets recorded at cost and consist principally of furniture and equipment. Depreciation is calculated using the straight-line method over a period ranging from 3 to 10 years.

 DEFERRED INCOME--UNEARNED FEES

  Investment advisory services are billed at the beginning of the period for which services are to be rendered. The fee is deferred and credited to income on a pro rata basis over the period of the contract, which normally does not exceed one year.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

 INCOME TAXES

  The results of operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

  The Company serves as an investment adviser for certain investment companies. In addition, the Company, through its 100% owned subsidiary, Princeton Administrators, Inc., serves as an administrator for certain non-affiliated investment companies. Management fees earned as adviser and administrator are based on a percentage of the net assets of each investment company. Such fees are recognized in the period earned.

  The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

  The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

  In connection with the formation of certain affiliated investment companies (the "Investment Companies"), the Company has reimbursed MLPF&S for subscription expenses incurred in offering the Investment Companies' shares for sale. The unamortized balance included in prepaid expenses and other assets totalled $5,276,842 as of December 31, 1993.

  The Company has unsecured note agreements with ML&Co. for $700,000,000. These amounts bear interest at a floating rate approximating

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)
ML&Co's. average borrowing rate, of which $650,000,000 is payable on demand and $50,000,000 is due August 26, 1994. In addition, the Company has certain other amounts payable to affiliates.

  During 1992, the Company's investments in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. were sold to an affiliate at book value. Receivable from affiliated companies-lease transactions represents the proceeds from this transaction.

  The Company has a 98 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP"), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

  The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

   Monies advanced to fund lease transactions................... $(103,476,954)
   Tax benefits allocated to the Company by ML&Co...............    88,699,254
   Proceeds from sale of subsidiaries...........................   684,115,048
   Other........................................................    39,279,223
                                                                 -------------
     Total...................................................... $ 708,616,571
                                                                 =============

  ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML&Co.'s average borrowing rate based on the Company's average daily balance due to/from ML&Co.

INVESTMENTS IN LEASES

  The Company is a lessor participant in leveraged lease agreements. Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                    ESTIMATED
                                             LENGTH OF            RESIDUAL VALUE
                                               LEASE     EQUITY     OF LEASED
               TYPE OF PROPERTY               (YEARS)  INVESTMENT    PROPERTY
               ----------------              --------- ---------- --------------
   Generating plant.........................   24-25     34.06%        15.0%

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)
  Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is collateralized by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

  The Company's net investment in leveraged leases is summarized as follows:

   Rentals receivable (net of principal and interest on nonre-
     course debt)............................................... $ 66,075,030
   Estimated residual values of leased assets...................   18,964,143
   Less:
     Unearned and deferred income...............................  (26,617,505)
     Allowance for uncollectibles...............................     (990,000)
                                                                 ------------
   Investment in leveraged leases...............................   57,431,668
   Less deferred taxes arising from leveraged leases............  (52,938,886)
                                                                 ------------
   Net investment in leveraged leases........................... $  4,492,782
                                                                 ============

  In 1993, one of the Company's subsidiaries sold its equity interest in a chemical tanker previously accounted for as a leverage lease. The sale resulted in an after-tax gain of $112,000.

  The Company's investment in the sales-type lease consisted of the following elements at December 31, 1993:

   Minimum lease payments receivable................................ $3,672,000
   Less:
     Unearned income................................................    (59,479)
     Allowance for uncollectibles...................................   (250,000)
                                                                     ----------
   Investment in sales-type financing leases........................ $3,362,521
                                                                     ==========

  At December 31, 1993, minimum lease payments receivable are $3,672,000 for 1994.

  For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED) outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

  As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to the Parent. At December 31, 1993, the Company had a current Federal tax receivable of $1,015,000 and current state tax payable of $2,900,000 to the Parent.

PENSION PLAN

  The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program"), consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Both plans become effective January 1, 1989. Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP are allocated quarterly to participant's accounts. Allocations are based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

  Effective December 28, 1991, the Company, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc., ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

LITIGATION

  The Company is a party to certain lawsuits arising from the normal conduct of its business. While the ultimate result of the lawsuits against

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONCLUDED) the Company cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the Company's financial position or the results of its operations.

SUBSEQUENT EVENT

  Effective January 1, 1994, the Company contributed certain net investment advisory assets to Merrill Lynch Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

Fund Asset Management, Inc.:

We have audited the accompanying consolidated balance sheet of Fund Asset Management, Inc. and subsidiary (the "Company") as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

Deloitte & Touche
Parsippany, New Jersey
February 28, 1994

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                                                                  DECEMBER 31,
                                                                      1993
                                                                  -------------
ASSETS
Cash............................................................. $     996,680
Receivable from affiliated companies:
  Lease transactions.............................................    24,501,523
  Sale of leased investment......................................    48,312,532
Fund management fees receivable..................................    28,927,938
Investments in leases:
  Leveraged leases...............................................    57,431,668
  Sales-type lease...............................................     3,362,521
Investments in affiliated investment companies--(market:
  $19,731,088)...................................................    18,181,262
Investment in affiliated limited partnership.....................    31,109,264
                                                                  -------------
TOTAL ASSETS.....................................................  $212,823,388
                                                                  =============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to Merrill Lynch & Co., Inc. and affiliates..............  $ 21,554,955
Deferred income taxes:
  Arising from leveraged leases..................................    52,938,886
  Arising from sales-type lease..................................     1,351,622
  Other..........................................................    15,838,124
Other............................................................         8,501
                                                                  -------------
Total liabilities................................................    91,692,088
                                                                  -------------
Stockholers Equity:
Common stock, par value $1.00 per share--authorized 25,000
  shares; outstanding 1,000 shares...............................         1,000
Additional paid-in capital.......................................   686,215,876
Retained earnings................................................   119,029,472
Proceeds receivable from Merrill Lynch & Co., Inc. from sale of subsidiary..................................................... (684,115,048)
                                                                  -------------
Total stockholder's equity.......................................   121,131,300
                                                                  -------------
Total Liabilities and Stockholder's Equity.......................  $212,823,388
                                                                  =============

                    See notes to consolidated balance sheet.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                      NOTES TO CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1993

ORGANIZATION

  Fund Asset Management, Inc. and subsidiary (the "Company"), a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc. (the "Parent"), or "MLIM" which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

  The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

  The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

  ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest, at a floating rate approximating ML&Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML&Co.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

  The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

   Monies advanced to fund lease transactions................... $(103,476,954)
   Tax benefits allocated to the Company by ML&Co...............    88,699,254
   Other........................................................    39,279,223
                                                                 -------------
     Total...................................................... $  24,501,523
                                                                 =============

  The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP") whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

  During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. to an affiliate at book value, resulting in a receivable from ML&Co. This receivable is reflected as a reduction to stockholder's equity.

INVESTMENTS IN LEASES

  The Company is a lessor participant in leveraged leases.

  Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                    ESTIMATED
                                             LENGTH OF            RESIDUAL VALUE
                                               LEASE     EQUITY     OF LEASED
   TYPE OF PROPERTY                           (YEARS)  INVESTMENT    PROPERTY
   ----------------                          --------- ---------- --------------
   Generating plant.........................   24-25     34.06%        15.0%

  Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

  The Company's net investment in leveraged leases is summarized as follows:

   Rentals receivable (net of principal and interest on nonre-
     course debt)................................................ $66,075,030
   Estimated residual values of leased assets....................  18,964,143
   Less:
     Unearned and deferred income................................ (26,617,505)
     Allowance for uncollectibles................................    (990,000)
                                                                  -----------
   Investment in leveraged leases................................  57,431,668
   Less deferred taxes arising from leveraged leases............. (52,938,886)
                                                                  -----------
   Net investment in leveraged leases............................ $ 4,492,782
                                                                  ===========

  During 1993, the Company sold its equity interest in the chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

  The Company's investment in the sales-type leases consisted of the following elements at December 31, 1993:

   Minimum lease payments receivable................................ $3,672,000
   Less:
     Unearned income................................................    (59,479)
     Allowance for uncollectibles...................................   (250,000)
                                                                     ----------
   Investment in sales-type financing leases........................ $3,362,521
                                                                     ==========

  At December 31, 1993 minimum lease payments receivable are $3,672,000 for 1994.

  For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONCLUDED)

deductions arising from additional leveraged lease transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

  As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 31, 1993.

PENSION PLAN

  The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program") consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

  Effective December 28, 1991, the Company's Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

SUBSEQUENT EVENT

  Effective January 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                                                                       EXHIBIT C

          EXISTING INVESTMENT RESTRICTIONS RELATING TO EACH FUND

                        MERRILL LYNCH BALANCED FUND FOR
                           INVESTMENT AND RETIREMENT
                               ("BALANCED FUND")

Fundamental Investment Restrictions

  The Balanced Fund may not:

  1. Invest more than 5% of the total assets of any portfolio in the securities of any one issuer (except for government securities); or purchase more than 10% of the outstanding voting securities of any one company.

  2. Pledge any of its assets, except that each portfolio may pledge securities having a market value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 10% of any such portfolio's assets. No such portfolio may make additional investments while outstanding borrowings are in excess of 5% of its assets.

  3. Purchase a restricted security or a security for which there is no readily available market if as a result of such purchase more than 5% of the total assets of the portfolio making the purchase would be invested in such securities.

  4. Invest more than 25% of the value of the total assets of any portfolio in the securities of issuers in any single industry.

  5. Invest in companies for the purpose of exercising control of management.

  6. Purchase or sell real estate.

  7. Purchase or sell commodities or commodity contracts.

  8. Purchase any securities on margin, except that any portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

  9. Make short sales of securities or maintain a short position in any security.

  10. Lend money to other persons, except through the purchase of debt obligations and repurchase agreements consistent with the investment policies of the portfolio taking such action.

  11. Lend securities of any portfolio in an amount exceeding 33 1/3% of the value of total assets of such portfolio, both taken at market value at the time any such loan is made.

  12. Enter into a repurchase agreement maturing in more than seven days if, as a result, such repurchase agreement, together with restricted securities and securities for which there are no readily available markets, would constitute more than 10% of the value of the total assets of the portfolio entering into such agreement.

  13. Underwrite securities of other issuers except insofar as the Balanced Fund or any portfolio thereof may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  14. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

  15. Issue senior securities as defined in the Act, except that this restriction shall not be deemed to prohibit any portfolio from making permitted borrowings, lending its portfolio securities or entering into repurchase agreements.

Non-Fundamental Investment Restrictions

  The Balanced Fund may not:

  a. Invest more than 5% of the assets of any portfolio, taken at market value at the time of the investment, in companies having a record, together with predecessors, of less than three years of continuous operation.

  b. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that any portfolio may invest in the securities of companies which invest in such interests or sponsor such programs.

  c. Invest in warrants if at the time of acquisition more than 2% of the value of the total assets of the portfolio making such acquisition, taken at market value, would be invested in warrants. (For purposes of this restriction, warrants acquired by a portfolio in units or attached to securities are deemed to have no value.)

  d. Invest in the securities of any issuer if, to the knowledge of the Balanced Fund, any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

  e. Borrow money, except for temporary or emergency purposes, and in any case the Balanced Fund may not make borrowings in an aggregate amount in excess of 33 1/3% of its net assets.

                       MERRILL LYNCH CALIFORNIA MUNICIPAL
                                  SERIES TRUST
                              ("CALIFORNIA TRUST")

Fundamental Investment Restrictions

  The following fundamental restrictions (the "California Trust Investment Restrictions") apply to the both series funds (each, the "Fund") of the Merrill Lynch California Trust, except as indicated below. Each Fund may not:

  1. Purchase any securities other than securities referred to under "Investment Objective and Policies" in the Prospectus and the Statement of Additional Information and under "Description of Municipal Bonds and Temporary Investments" therein.

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in any single industry provided that, for purposes of this restriction, the U.S. Government, U.S. Government Agencies, states, municipalities and their political subdivisions are not considered to be part of any industry.

  3. Invest more than 10% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  4. Make investments for the purpose of exercising control or management.

  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization and provided further that the Fund may purchase securities of closed-end investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  6. Purchase or sell real estate or real estate limited partnership interests (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies, other than such partnerships, which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral leases or exploration or development programs.

  7. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts is not considered the purchase of a security on margin).

  8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options (this restriction does not apply to options on financial futures contracts).

  9. Make loans to other persons, provided that the Fund may purchase a portion of an issue of tax-exempt securities (the acquisition of a portion of any issue of tax-exempt securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940, as amended) and provided further that investments in repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan.

  10. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]

  11. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value, or except as may be necessary in connection with transactions in financial futures contracts.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, or in individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets (taken at market value), would be invested in such securities.

  13. Act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when engaged in the activities described in (12) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND ("CALIFORNIA FUND")

  The above California Trust Investment Restrictions apply to the California Fund except for restrictions (2), (3) and (5). For the California Fund, investment restrictions (2), (3) and (5) are as follows:

  2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, except that such restriction shall not apply to securities backed by the United States Government or its agencies or instrumentalities. [For purposes of this restriction, the California Trust will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.]

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                          ("GLOBAL CONVERTIBLE FUND")

Fundamental Investment Restrictions

  The Global Convertible Fund may not:

  1. (a) Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Global

Convertible Fund in the securities of such issuer exceeds 5% of the Global Convertible Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the Government of the United States or any of its agencies or instrumentalities or, with respect to 25% of the Global Convertible Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Cooperation and Development or any such countries' agencies or instrumentalities or supranational institutions or organizations.

  (b) Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Global Convertible Fund owns more than 10% of the outstanding voting securities of such issuer.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Global Convertible Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Global Convertible Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940, as amended, or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  3. Make investments for the purpose of exercising control or management.

  4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Global Convertible Fund, (ii) 5% of the Global Convertible Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Global Convertible Fund's total assets, taken at market value, would be invested in such securities.

  5. Purchase or sell real estate; provided that the Global Convertible Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  6. Purchase any securities on margin, except that the Global Convertible Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (The deposit or payment by the Global Convertible Fund of initial or variation margin in connection with futures or related options transactions is not considered the purchase of a security on margin.)

  7. Make short sales of securities or maintain a short position.

  8. Make loans to other persons (except as provided in (9) below); provided, that for purposes of this restriction an investment in repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan.

  9. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loan shall be made in accordance with the guidelines set forth in the Prospectus and the Statement of Additional Information.

  10. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Global Convertible Fund will not borrow to increase income but only to meet redemption requests or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Global Convertible Fund will not purchase securities while borrowings are outstanding except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Global Convertible Fund. Such leveraging increases the Global Convertible Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. (See restriction (11) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts).

  11. Mortgage, pledge, hypothecate or in any manner transfer for indebtedness any securities owned by or held by the Global Convertible Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value. (For the purpose of this restriction and restriction
(10) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security).

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities.

  13. Act as an underwriter of securities, except to the extent that the Global Convertible Fund may technically be deemed an underwriter when investing in repurchase agreements and purchase and sale contracts or insofar as the Global Convertible Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  14. Purchase or sell interests in oil, gas or other mineral exploration or development programs except that the Global Convertible Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

Non-Fundamental Investment Restrictions

  The Global Convertible Fund may not:

  a. Invest in warrants except for the purpose of creating a synthetic convertible security if at the time of acquisition its investments in warrants, excluding those purchased for the purpose of creating a synthetic convertible security, valued at the lower of cost or market value, would exceed 5% of the Global Convertible Fund's net assets; included within such limitation, but not to exceed 2% of the Global Convertible Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Global Convertible Fund in units or attached to securities may be deemed to be without value.

  b. Purchase or sell commodities or commodity contracts, except that the Global Convertible Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  c. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operations, if more than 5% of its total assets would be invested in such securities.

  d. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Global Convertible Fund's Prospectus and in the Statement of Additional Information, as amended from time to time.

  e. Purchase or retain the securities of any issuer, if those individual Directors, officers and directors of the Global Convertible Fund, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer owns in the aggregate more than 5% of the securities of such issuer.

  f. Purchase or sell OTC options and the securities underlying such options if, as a result of such transactions, such options, together with all other illiquid securities or securities which are not readily marketable, exceed 10% of the net assets of the Global Convertible Fund, taken at market value, except that with respect to OTC options sold by the Global Convertible Fund to primary U.S. Government securities dealers who agree that the Global Convertible Fund may repurchase such options at a predetermined price (which may be based upon a formula), the Global Convertible Fund will treat as illiquid an amount equal to the repurchase price less the amount by which the option is in-the-money.

  The Global Convertible Fund will not change or modify the policy described in clause (f) above prior to the change or modification by the Commission staff of its position regarding OTC options.

  In addition, the Global Convertible Fund has undertaken with a State Securities Commission that it will not invest in real estate limited partnerships or in oil, gas or other mineral leases.

  Portfolio securities of the Global Convertible Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal.

  With respect to investment restriction (12) above, while the Global Convertible Fund will not purchase illiquid securities in an amount exceeding 10% of its net assets, the Global Convertible Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended, provided that the Global Convertible Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines regarding such securities which may be held by the Global Convertible Fund and delegate to the Manager the daily function of determining and monitoring liquidity of such securities. The Board of Directors, however, will retain oversight and is ultimately responsible for the determinations.

            MERRILL LYNCH GROWTH FUND FOR INVESTMENT AND RETIREMENT
                                ("GROWTH FUND")

Fundamental Investment Restrictions

  The Growth Fund may not:

  1. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, except that such restriction shall not apply to securities backed by the United States Government or its agencies or instrumentalities.

  2. Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Growth Fund owns more than 10% of the outstanding voting securities of such issuer.

  3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  4. Make investments for the purpose of exercising control or management.

  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Growth Fund's total assets, taken at market value, would be invested in such securities.

  6. Purchase or sell real estate (including real estate limited partnerships); provided that the Growth Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  7. Purchase any securities on margin, except that the Growth Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (The deposit or payment by the Growth Fund of initial or variation margin in connection with futures or related options transactions, if applicable, is not considered the purchase of a security on margin.)

  8. Make short sales of securities or maintain a short position.

  9. Make loans to other persons (except as provided in (10) below); provided that for purposes of this restriction an investment in repurchase agreements shall not be deemed to be the making of a loan.

  10. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth in the Prospectus.

  11. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Growth Fund will not borrow to increase income but only to meet redemption requests which may otherwise require untimely dispositions of fund securities. The Growth Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and to exercise subscription rights. Interest paid on such borrowings will reduce net income. (See restriction (12) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  12. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Growth Fund except as may be necessary in connection with borrowings mentioned in (11) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value. (For the purpose of this restriction and restriction
(11) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  13. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets, taken at market value, would be invested in such securities.

  14. Act as an underwriter of securities, except to the extent that the Growth Fund may technically be deemed an underwriter when investing in repurchase agreements or insofar as the Growth Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  15. Purchase or sell interests in oil, gas or other mineral exploration or development programs except that the Growth Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration development activities.

  With respect to investment restriction (13) above, while the Growth Fund will not purchase illiquid securities in an amount exceeding 10% of its net assets, the Growth Fund may purchase, without regard to that limitation, and to the extent permitted by applicable state law, securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended, provided that the Growth Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees may adopt guidelines regarding such securities which may be held by the Growth Fund and delegate to the Manager the daily function of determining and monitoring liquidity of such securities. The Board of Trustees, however, will retain oversight and is ultimately responsible for the determinations.

Non-Fundamental Investment Restrictions

  The Growth Fund may not:

  a. Invest in warrants if at the time of acquisition more than 2% of its total assets, taken at market value, would be invested in warrants. For purposes of this restriction, warrants acquired by the Growth Fund in units or attached to securities may be deemed to be without value.

  b. Purchase or sell commodities or commodity contracts, except that the Growth Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  c. Invest in securities or companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities.

  d. Write, purchase, or sell puts, calls, straddles, spreads or combinations thereof, [except] to the extent described in the Growth Fund's Prospectus and Statement of Additional Information, as amended from time to time.

  e. Purchase or retain the securities of any issuer, if those individual Trustees, officers and directors of the Growth Fund, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  f. Purchase or sell OTC options and securities underlying such options if, as a result of such a transaction, such options, together with all other illiquid securities or securities which are not readily marketable, exceed 10% of the net assets of the Growth Fund, taken at market value.

  The Growth Fund will not change or modify the policy described in clause (f) above prior to the change or modification by the Securities and Exchange Commission staff of its position regarding OTC options.

                           MERRILL LYNCH MULTI-STATE
                                LIMITED MATURITY
                             MUNICIPAL SERIES TRUST
                           ("LIMITED MATURITY TRUST")

Fundamental Investment Restrictions

  The following fundamental restrictions apply to each series fund (each, the "Fund") of the Limited Maturity Trust. Each Fund may not:

  1. Purchase any securities other than securities referred to under "Investment Objective and Policies" in the Prospectus and the Statement of Additional Information.

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities, Municipal Bonds and Non-Municipal Tax-exempt Securities).

  3. Invest more than 10% of its total assets (taken at market value at the time of each investment) in revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  4. Make investments for the purpose of exercising control or management.

  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

  6. Purchase or sell real estate (including limited partnership interests, but provided that such restriction shall not apply to readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interest therein), commodities or commodity contracts (except that each Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs or leases.

  7. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts is not considered the purchase of a security on margin).

  8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options (this restriction does not apply to options on financial futures contracts).

  9. Make loans to other persons, provided that each Fund may purchase a portion of an issue of tax-exempt securities (the acquisition of a portion of an issue of tax-exempt securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940, as amended), and provided further that investments in repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan.

  10. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, each Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely disposition of portfolio securities. Each Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income].

  11. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value, or except as may be necessary in connection with transactions in financial futures contracts.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 15% of its net assets (taken at market value), would be invested in such securities.

  13. Act as an underwriter of securities, except to the extent that such Fund may technically be deemed an underwriter when engaged in the activities described in (12) above or insofar as such Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                           ("MUNICIPAL SERIES TRUST")

Fundamental Investment Restrictions

  The following fundamental restrictions (the "Municipal Series Trust Investment Restrictions") apply to each series fund (each, the "Fund") of the Municipal Series Trust, except as indicated below. Each Fund may not:

  1. Purchase any securities other than securities referred to under "Investment Objective and Policies" in the Prospectus and the Statement of Additional Information.

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities, Municipal Bonds and Non-Municipal Tax-exempt Securities).

  3. Invest more than 10% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  4. Make investments for the purpose of exercising control or management.

  5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and provided further that each Fund may purchase securities of closed-end investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by such Fund, (ii) 5% of such Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of such Fund's total assets, taken at market value, would be invested in such securities.

  6. Purchase or sell real estate (including limited partnership interests, but provided that such restriction shall not apply to readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interest therein), commodities or commodity contracts (except that each Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs or leases.

  7. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by each Fund of initial or variation margin in connection with financial futures contracts is not considered the purchase of a security on margin).

  8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options (this restriction does not apply to options on financial futures contracts).

  9. Make loans to other persons, provided that each Fund may purchase a portion of an issue of tax-exempt securities (the acquisition of a portion of an issue of tax-exempt securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940, as amended), and provided further that investments in repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan.

  10. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, each Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely disposition of portfolio securities. Each Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income].

  11. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by each Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value, or except as may be necessary in connection with transactions in financial futures contracts.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 15% of its net assets (taken at market value), would be invested in such securities.

  13. Act as an underwriter of securities, except to the extent that such Fund may technically be deemed an underwriter when engaged in the activities described in (12) above or insofar as such Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

MERRILL LYNCH ARIZONA MUNICIPAL BOND FUND ("ARIZONA FUND")

  The Municipal Series Trust Investment Restrictions apply to the Arizona Fund except for restrictions (2), (3), (6) and (12). For the Arizona Fund, investment restrictions (2), (3), (6) and (12) are as follows:

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities or Municipal Bonds).

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interest therein), commodities or commodity contracts (except that the Arizona Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

  In addition, the Arizona Fund may not, with respect to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Arizona Fund in the securities of such issuer exceeds 5% of the Arizona Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. [For purposes of this restriction, the Arizona Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.]

MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND ("FLORIDA FUND")

  The Municipal Series Trust Investment Restrictions apply to the Florida Fund except for restrictions (2), (3), (6) and (12). For the Florida Fund, investment restrictions (2), (3), (6) and (12) are as follows:

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities or Municipal Bonds).

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Florida Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH MARYLAND MUNICIPAL BOND FUND ("MARYLAND FUND")

  The Municipal Series Trust Investment Restrictions apply to the Maryland Fund except for restriction (6). For the Maryland Fund, investment restriction (6) is as follows:

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Maryland Fund may purchase and sell financial futures contracts), or interests in oil, gas or other mineral exploration or development programs.

MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND ("MASSACHUSETTS FUND")

  The Municipal Series Trust Investment Restrictions apply to the Massachusetts Fund except for restrictions (6) and (12). For the Massachusetts Fund, investment restrictions (6) and (12) are as follows:

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Massachusetts Fund may purchase and sell financial futures contracts), or interests in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND ("MICHIGAN FUND")
MERRILL LYNCH OREGON MUNICIPAL BOND FUND ("OREGON FUND")

  The Municipal Series Trust Investment Restrictions apply to each of the Michigan Fund and the Oregon Fund except for restriction (6). For each of the Michigan Fund and the Oregon Fund, investment restriction (6) is as follows:

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that each of the Michigan Fund and the Oregon Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

MERRILL LYNCH MINNESOTA MUNICIPAL BOND FUND ("MINNESOTA FUND")

  The Municipal Series Trust Investment Restrictions apply to the Minnesota Fund except for restrictions (3), (6) and (12). For the Minnesota Fund, investment restrictions (3), (6) and (12) are as follows:

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Minnesota Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND ("NEW JERSEY FUND")

  The Municipal Series Trust Investment Restrictions apply to the New Jersey Fund except for restrictions (2), (3), (6) and (12). For the New Jersey Fund, investment restrictions (2), (3), (6) and (12) are as follows:

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities, Municipal Bonds or New Jersey Municipal Obligations).

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the New Jersey Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND ("NEW YORK FUND")

  The Municipal Series Trust Investment Restrictions apply to the New York Fund except for restrictions (1), (2), (3), (6) and (12). For the New York Fund, investment restrictions (1), (2), (3), (6) and (12) are as follows:

  1. Purchase any securities other than securities referred to under "Investment Objective and Policies" in the Prospectus and the Statement of Additional Information and under "Description of Municipal Bonds and Temporary Investments" in the Statement of Additional Information.

  2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, except that such restriction shall not apply to securities backed by the United States Government or its agencies or instrumentalities. [For purposes of this restriction, the Municipal Series Trust will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.]

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the New York Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

  12. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND ("NORTH CAROLINA FUND")

  The Municipal Series Trust Investment Restrictions apply to the North Carolina Fund except for restrictions (3) and (6). For the North Carolina Fund, investment restrictions (3) and (6) are as follows:

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the North Carolina Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

MERRILL LYNCH OHIO MUNICIPAL BOND FUND ("OHIO FUND")

  The Municipal Series Trust Investment Restrictions apply to the Ohio Fund except for restrictions (3), (6) and (12). For the Ohio Fund, investment restrictions (3), (6) and (12) are as follows:

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, and the guarantor of the obligation, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Ohio Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

  12. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists, or in individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND ("PENNSYLVANIA FUND")

  The Municipal Series Trust Investment Restrictions apply to the Pennsylvania Fund except for restrictions (2), (3), (6) and (12). For the Pennsylvania Fund, investment restrictions (2), (3), (6) and (12) are as follows:

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities or Municipal Bonds).

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Pennsylvania Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

  Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of the capital of the tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray normal administrative expenses. Pennsylvania has recently enacted legislation which eliminated the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

MERRILL LYNCH TEXAS MUNICIPAL BOND FUND ("TEXAS FUND")

  The Municipal Series Trust Investment Restrictions apply to the Texas Fund except for restrictions (2), (3), (6) and (12). For the Texas Fund, investment restrictions (2), (3), (6) and (12) are as follows:

  2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities or Government agency securities or Municipal Bonds).

  3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, each have a record of less than three years of continuous business operation.

  6. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Texas Fund may purchase and sell financial futures contracts), or interests or leases in oil, gas or other mineral exploration or development programs.

  12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not readily marketable, including individually negotiated loans that constitute illiquid investments and illiquid lease obligations, or in repurchase agreements or purchase and sale contracts maturing in more than seven days, if regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

                     MERRILL LYNCH WORLD INCOME FUND, INC.
                             ("WORLD INCOME FUND")

Fundamental Investment Restrictions

  The World Income Fund may not:

  1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (including securities issued or guaranteed by the government of any one foreign country, but excluding the U.S. Government, its agencies and instrumentalities).

  2. Make investments for the purpose of exercising control or management.

  3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealers' commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the World Income Fund, (ii) 5% of the World Income Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the World Income Fund's total assets, taken at market value, would be invested in all such securities.

  4. Purchase or sell real estate; provided that the World Income Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  5. Make loans to other persons (except as provided in (6) below); provided that for purposes of this restriction the acquisition of a portion of bonds, debentures, or other corporate debt securities and investment in governmental and supranational obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  6. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth in the Statement of Additional Information.

  7. Issue senior securities, borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from banks for the purpose of meeting redemption requests or settlement of investment transactions, or for temporary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the World Income Fund will not borrow to increase income but intends only to meet redemption requests or to settle investment transactions or for temporary or emergency purposes which may otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce net income.] (See restriction (8) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.) The World Income Fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the World Income Fund's total assets.

  8. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the World Income Fund except as may be necessary in connection with borrowings mentioned in (7) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

  9. Underwrite securities of other issuers except insofar as the World Income Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Non-Fundamental Investment Restrictions

  The World Income Fund may not:

  a. Purchase any securities on margin, except that the World Income Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (The deposit or payment by the World Income Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

  b. Purchase or sell commodities or commodity contracts, except that the World Income Fund may deal in forward foreign exchange between currencies of the different countries in which its portfolio securities are denominated or anticipated to be denominated, and the World Income Fund may purchase and sell financial and currency options, futures contracts and related options.

  c. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Prospectus and Statement of Additional Information.

  d. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable, if, regarding all such securities, more than 10% of the World Income Fund's net assets, taken at market value, would be invested in such securities.

  e. Invest in real estate limited partnerships or oil, gas or other mineral exploration or development programs or leases.

  f. Invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and equity securities of issuers which are not readily marketable if by reason thereof the value of the World Income Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

  g. Make short sales of securities or maintain a short position; provided, however, that the World Income Fund may sell short convertible securities "against the box". Selling "against the box" involves owning the convertible security and selling short the underlying common stock into which it is convertible.

                                                                          CODE D



                                     PROXY
Meeting of Shareholders of                                                     Please mark your choices below in blue or black ink.

Merrill Lynch Balanced Fund for Investment and Retirement                      This Proxy has been personalized to reflect those
Merrill Lynch California Municipal Series Trust (2 Series)                     shares of the indicated Funds that are held within a
Merrill Lynch Global Convertible Fund, Inc.                                    single account. If a shareholder holds shares in
Merrill Lynch Growth Fund for Investment and Retirement                        multiple accounts, it will be necessary to execute a
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust              proxy for each such account. With respect to
  (8 Series)                                                                   Proposal 4, a separate vote is required for Class A
Merrill Lynch Multi-State Municipal Series Trust (16 Series)                   and Class B shares owned.
Merrill Lynch World Income Fund, Inc.
  P.O. Box 9011, Princton, NJ 08543-9011


This Proxy is solicited on behalf of the Directors/Trustees

The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Jerry Weiss as proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all shares in one or more of the above-
mentioned Funds held of record by the undersigned on August 5, 1994, at the Meeting of Shareholders of such Fund to be held on
September 27, 1994, or any adjournment thereof. Such proxies are also authorized to vote on such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.
- ------------------------------------------------------------------------------------------------------------------------------------
Shares Held in Account    1. Election of Directors/Trustees.    Nominees:  Kenneth S. Axelson, Herbert I. London, Robert R. Martin,
                                                                           Joseph L. May, Andre F. Perold and Arthur Zeikel

  Class A     Class B                                                                 FOR      WITHHOLD     FOR ALL
                                                                                      ALL        ALL        EXCEPT*
000000000    000000000    ML Balanced Fund for Investment and Retirement              [_]        [_]         [_]
000000000    000000000    ML California Municipal Series Trust                        [_]        [_]         [_]
000000000    000000000    ML Global Convertible Fund, Inc.                            [_]        [_]         [_]
000000000    000000000    ML Growth Fund for Investment and Retirement                [_]        [_]         [_]
000000000    000000000    ML Multi-State Limited Maturity Municipal Series Trust      [_]        [_]         [_]
000000000    000000000    ML Multi-State Municipal Series Trust                       [_]        [_]         [_]
000000000    000000000    ML World Income Fund, Inc.                                  [_]        [_]         [_]


*To withhold authority for a Nominee for a particular Fund, check the "FOR ALL EXCEPT" box and print name of Nominee on the appropriate line below.

 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                                    2. Ratify the       3. Amend the        4. Amend the charter of the Fund
                                                       selection of        fundamental         in connection with the
                                                       independent         investment          implementation of
                                                       auditors.           restrictions.       Merrill Lynch Select Pricing(tm).

                                                                                            --Class A Shares--  --Class B Shares--
                                                    FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
ML Balanced Fund for Investment and Retirement      [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML California Municipal Series Trust                [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML Global Convertible Fund, Inc.                    [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML Growth Fund for Investment and Retirement        [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML Multi-State Limited Maturity Municipal
 Series Trust                                       [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML Multi-State Municipal Series Trust               [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]
ML World Income Fund, Inc.                          [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]   [ ]   [ ]     [ ]

- -----------------------------------------------------------------------------------------------------------------------------------
Please mark, sign, date, and mail your Proxy in the enclosed postage-paid envelope.

Signature _____________________________________________________________________ Date _________________________
          If joint owner, each should sign. When signing as executor, trustee, etc., give full title as such.


                         Merrill Lynch Family of Funds



The enclosed proxy materials include two items that may be of special interest to our shareholders.

. One proposal is to adopt generally uniform investment restrictions among the MLAM Family of Funds. Since the Funds that make up the Merrill Lynch Family were organized at different times over a period of years, each Fund's investment restrictions largely reflect the regulations and financial market environment that prevailed at its inception. Adopting more uniform investment restrictions would allow each Fund to participate equally in the current marketplace and facilitate compliance among over 100 Fund portfolios.

. A second proposal is to implement the Merrill Lynch Select Pricing/SM/ System, which would allow investors to elect among four alternative methods of purchasing most Merrill Lynch mutual funds. Currently, two alternatives are available: Class A and Class B Shares. The proposal would add Class C and Class D Shares. In addition, the proposal would provide for the automatic conversion of Class B Shares after a period of time to the new Class D Shares, which would result in lower expenses for those shareholders.

In addition, as is typical for meetings of the Funds, shareholders are also asked to elect Directors or Trustees and to ratify the selection of the independent auditors for each Fund.

Please take the time to read the proxy statement carefully and return the proxy card in the envelope provided. As required by law, you will be provided with separate proxy materials for each account in which you hold shares of a Fund.